Dear Robeco Investment Fund Shareholder:

I am writing to ask for your support for an important opportunity involving your investment in the Robeco Boston Partners Mid Cap Value Fund (the “Robeco Fund”).

Robeco Investment Management, Inc. (“Robeco”) has entered into an agreement with John Hancock Investment Management Services, LLC (“JHIMS”) that proposes to reorganize the Robeco Fund into a new mutual fund with substantially similar investment objectives, but offered and managed through the John Hancock organization. The name of the new fund is the John Hancock Disciplined Value Mid Cap Fund, which would be a newly organized series of John Hancock Funds III (the “New Fund”).

After the reorganization, or “fund adoption” as it is sometimes called, JHIMS would be the investment adviser to the New Fund and Robeco would serve as the subadviser with responsibility for day-to-day portfolio management, using the same investment strategy it currently uses for your fund. JHIMS or its affiliates will assist in all other operations of the New Fund, including the distribution of New Fund shares and provision of transfer agency and administrative services. The New Fund’s investment strategies and principal risks are substantially similar to those of your fund and are explained in detail in the enclosed proxy materials.

Robeco’s Motivation for Agreeing to the Fund Adoption

John Hancock’s overall distribution strategy and capabilities extend to both institutional and retail investors, with an especially strong emphasis on and success through retail distribution channels (such as individual investors and broker-dealers). Robeco expects that John Hancock’s robust retail distribution franchise will offer a better chance of introducing investors to the mid cap value management capability of Robeco than if we continued on our current path with this fund. In short, Robeco views the proposed adoption transaction as beneficial to Robeco, to John Hancock and, most importantly, to the shareholders of the Robeco Fund.

The Reorganization Offers You Potential Advantages

Here are the most important advantages we see:

You will become a shareholder in a newly created fund that will benefit from the experience of John Hancock in the distribution of mutual funds through a broader range of channels than currently available to your fund, with a greater potential to increase asset size and achieve important long-term economies of scale. (John Hancock has adopted several other mutual funds and most have grown considerably over their original size.)

In addition, assuming the New Fund realizes its potential for growth, certain administrative costs will be spread across the New Fund’s larger asset base, which can increase its overall efficiency.

Moreover, as a shareholder of the New Fund, you will have access to the additional investment options and shareholder services offered by the John Hancock family of funds, while pursuing the substantially similar investment goals with Robeco as the subadviser of the New Fund.

As explained in more detail later in these materials, holders of Investor Class shares of the Robeco Fund will receive Class A shares of the New Fund in the reorganization and the holders of Institutional Class shares of the Robeco Fund will receive Class I shares of the New Fund. Shareholders who receive Class A shares of the New Fund may exchange those shares for Class ADV shares of the New Fund or, if they meet certain eligibility criteria, Class I shares of the New Fund, for up to one year after the reorganization closes. JHIMS has agreed to limit the “net annual operating expenses” of Class A shares of the New Fund to 1.25% for the first year after the closing date, and of Class I shares and Class ADV shares of the New Fund to 1.00% and 1.25%, respectively, for two years after the closing date. That means that, for all shareholders, the maximum annual expenses of the New Fund should be the same as those of your fund for at least one year after the closing date. Shareholders who receive Class A shares of the New Fund and who wish to hold shares with the same maximum annual expenses for an additional year after the closing date may want to consider exchanging their Class A shares for Class ADV shares of the New Fund or, if eligible, for Class I shares of the New Fund (which will have lower maximum annual expenses for two years after the closing date). Shareholders will not incur any fees in connection with any such exchange.

The adoption should have no negative tax impact on shareholders.

What Will Not Change as a Result of the Proposed Transaction

Robeco will remain an independent investment adviser. Robeco will continue to be in the mutual fund business with its own funds, the Robeco Investment Funds. (As of March 31, 2010, the Robeco Investment Funds amount to nearly $611 million in total assets.) None of the other Robeco Investment Funds is affected by this transaction.

We Need Your Vote of Approval.

After careful consideration and for the reasons described in these materials, your fund’s directors have unanimously approved the reorganization of the Robeco Fund into the New Fund, and shareholder approval is required to complete the transaction. The enclosed proxy statement and prospectus contains a further explanation and important details about the reorganization, which I strongly encourage you to read before voting. Please note that if timely approved by the shareholders, the reorganization is scheduled to take place at the close of business on or about July 9, 2010.

Your Vote Matters!

You are being asked to approve these changes. No matter how large or small your fund holdings, your vote is extremely important. After you review the proxy materials, please submit your vote promptly to help us avoid the need for additional mailings. For your convenience, you may vote in any one of three ways: via telephone by calling the number listed on your proxy card; via mail by returning the enclosed proxy card; or via the Internet site listed on the proxy card. Please have your proxy card available when calling to vote by telephone or when using the Internet voting site.

I am confident that the proposed change will help Robeco better serve you and all of your fund’s shareholders.

If you have questions, please call a proxy specialist at 1-(866) 615-7869 between 9:00 a.m. and 10:00 p.m. Monday through Friday (Eastern Time). I thank you for your time and your prompt vote on this matter.

Sincerely

/s/ Salvatore Faia
Salvatore Faia
President and Chief Compliance Officer
The RBB Fund, Inc.

Robeco Boston Partners Mid Cap Value Fund
(the “fund” or “your fund”)
a series of The RBB Fund, Inc.
Bellevue Park Corporate Center
301 Bellevue Parkway
Wilmington, Delaware 19809

Notice of Special Meeting of Shareholders
Scheduled for July 7, 2010

This is the formal agenda for the fund’s shareholder meeting. It describes what matters will be voted on and the time and place of the meeting, in case you want to attend in person.

To the shareholders of the fund:

A shareholder meeting of the fund will be held at Bellevue Park Corporate Center, 301 Bellevue Parkway, Wilmington, Delaware 19809, on Wednesday, July 7, 2010, at 11:00 a.m., Eastern Time, to consider the following:

1.	A proposal to approve an Agreement and Plan of Reorganization between your fund and John Hancock Disciplined Value Mid Cap Fund (the “Acquiring Fund”). Under this agreement, your fund would transfer all of its assets to the Acquiring Fund in exchange for corresponding shares of the Acquiring Fund. These shares would be distributed, as described in the accompanying proxy statement and prospectus, proportionately to you and the other shareholders of your fund, in redemption of and exchange for the shares of your fund. The Acquiring Fund would also assume all of your fund’s liabilities. Your fund’s board of directors recommends that you vote FOR this proposal.

2.	Any other business that may properly come before the meeting.

Shareholders of record as of the close of business on April 8, 2010, are entitled to vote at the meeting and any related adjournments and follow-up meetings.

Whether or not you expect to attend the meeting, please complete and return the enclosed proxy card. If shareholders do not return their proxies in sufficient numbers, additional shareholder solicitation may be required.

By order of the Board of Directors,
Jennifer Rogers
Secretary

Wilmington, Delaware
May 12, 2010

PROXY STATEMENT of
Robeco Boston Partners Mid Cap Value Fund
(the “Acquired Fund”)
a series of The RBB Fund, Inc. (the “Company”)

PROSPECTUS for
John Hancock Disciplined Value Mid Cap Fund
(the “Acquiring Fund”)
a series of John Hancock Funds III
(“JHF III”)

The address of the Acquired Fund is Bellevue Park Corporate Center, 301 Bellevue Parkway, Wilmington, Delaware 19809, and the address of the Acquiring Fund is 601 Congress Street, Boston, Massachusetts 02210. The Acquired Fund and the Acquiring Fund are together referred to as the “Funds.”

* * * * * *

This proxy statement and prospectus contains the information shareholders should know before voting on the proposed reorganization. Please read it carefully and retain it for future reference.

	Acquired Fund	Acquiring Fund	Shareholders Entitled to Vote

Proposal:	Robeco Boston Partners Mid Cap Value Fund	John Hancock Disciplined Value Mid Cap Fund	Robeco Boston Partners Mid Cap Value Fund Shareholders

How the Reorganization Will Work

▪	The Acquired Fund will transfer all of its assets to the Acquiring Fund. The Acquiring Fund will assume all of the Acquired Fund’s liabilities.

▪	The Acquiring Fund will be managed by the same portfolio managers as the Acquired Fund, using the same investment strategies and portfolio management techniques.

▪	The Acquiring Fund will issue Class A shares to the Acquired Fund in an amount equal to the value of the Acquired Fund’s net assets attributable to its Investor Class shares. These shares will be distributed to the Acquired Fund’s Investor Class shareholders in proportion to their holdings on the reorganization date.

▪	Shareholders who receive Class A shares may exchange those shares for Class ADV shares or, if they meet applicable eligibility criteria, Class I shares, of the Acquiring Fund for up to one year after the reorganization closes. Please see “Exchanging Shares” under the heading “DESCRIPTION OF THE PROPOSAL” for why either such exchange may benefit you.

▪	The Acquiring Fund will issue Class I shares to the Acquired Fund in an amount equal to the value of the Acquired Fund’s net assets attributable to its Institutional Class shares. These shares will be distributed to the Acquired Fund’s Institutional Class shareholders in proportion to their holdings on the reorganization date.

▪	The Acquired Fund will be terminated, shareholders of the Acquired Fund will become shareholders of the Acquiring Fund and this transaction will be a tax-free event for you.

▪	For federal income tax purposes, the reorganization is intended not to result in income, gain or loss being recognized by the Acquired Fund, the Acquiring Fund or the shareholders of the Acquired Fund.

Rationale for the Reorganization

The reorganization is intended to consolidate the Acquired Fund with a newly organized similar mid cap equity value fund advised by the Acquiring Fund’s adviser, John Hancock Investment Management Services, LLC (“JHIMS”), and subadvised by the Acquired Fund’s current adviser, Robeco Investment Management, Inc. (“Robeco”). Like the

Acquired Fund, the Acquiring Fund seeks to provide long-term growth of capital. Current income is a secondary objective.

Immediately following the reorganization of the Acquired Fund into the Acquiring Fund, as a result of a contractual waiver of expenses by JHIMS, the net annual operating expenses of Class A and Class I shares of the Acquiring Fund are expected to be no higher than the current operating expenses of the corresponding classes of the Acquired Fund. In addition, the Acquiring Fund may realize lower long-term expenses resulting from greater economies of scale as the Acquiring Fund’s assets grow.

Management of the Acquired Fund believes that the Acquiring Fund will be in a better position to grow assets than the Acquired Fund would be as currently constituted. The Acquiring Fund would benefit from the experience of the John Hancock fund complex in the distribution of mutual funds through a broader range of distribution channels and additional share classes than currently available to the Acquired Fund. The Acquiring Fund may be better positioned in the market to increase asset size and achieve additional economies of scale, which may enable the Acquiring Fund to benefit from the ability to achieve better net prices on securities trades and spread fixed expenses in a manner that may contribute to achieving a lower expense ratio in the long-term than the Acquired Fund would be expected to achieve as currently constituted.

Shares of the Acquiring Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other depository institution. These shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Shares of the Acquiring Fund have not been approved or disapproved by the Securities and Exchange Commission (“SEC”). The SEC has not passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Where to Get More Information

▪ The prospectus of the Acquiring Fund dated May 7, 2010	This prospectus, which is included in the same envelope as this proxy statement and prospectus, is incorporated by reference into (and therefore legally part of) this proxy statement and prospectus.

▪  The prospectus of the Acquired Fund dated December 31, 2009, as supplemented March 11, 2010

 ▪  The annual report of the Acquired Fund dated August 31, 2009

 ▪  The semi-annual report of the Acquired Fund dated February 28, 2010

 ▪  The statement of additional information (“SAI”) dated May 12, 2010, that relates to this proxy statement and prospectus and the reorganization, and contains additional information about the Acquired Fund and the Acquiring Fund

 ▪  The SAI of the Acquired Fund dated December 31, 2009

 ▪  The SAI of the Acquiring Fund dated May 7, 2010

These documents and additional information about the Funds are on file with the SEC.

Acquired Fund documents and additional information about that Fund are available at no charge by writing to that Fund or by calling, toll-free: 1-(888)-261-4073, Monday through Friday, from 8:00 a.m. to 6:00 p.m. (Eastern Time).

Acquiring Fund documents and additional information about that Fund are available at no charge by writing to that Fund or by calling, toll-free: 1-(800)-225-5291.

These documents are incorporated by reference into (and therefore legally part of) this proxy statement and prospectus.

To ask questions about this proxy statement and prospectus, call our toll-free telephone number: 1-(866) 615-7869.

The date of this proxy statement and prospectus is May 12, 2010.

ii

INTRODUCTION

This proxy statement and prospectus is being used by the Board of Directors of the Company to solicit proxies to be voted at a special meeting of the Acquired Fund’s shareholders. This meeting will be held at Bellevue Park Corporate Center, 301 Bellevue Parkway, Wilmington, Delaware 19809, on July 7, 2010, at 11:00 a.m., Eastern Time. The purpose of the meeting is to consider the proposal to approve the Agreement and Plan of Reorganization (the “Agreement”) providing for the reorganization of the Acquired Fund into the Acquiring Fund (the “Reorganization”). This proxy statement and prospectus is being mailed to the Acquired Fund’s shareholders on or about May 12, 2010.

The proxy statement and prospectus includes information that is specific to this proposal, including summary comparisons. You should read the entire proxy statement and prospectus carefully, including Exhibit A, Exhibit B and the enclosed prospectus of the Acquiring Fund, and the Acquired Fund’s annual and semi-annual reports, because they contain details that are not in the summary.

Who is Eligible to Vote?

Shareholders of record on April 8, 2010, are entitled to attend and vote at the meeting or any adjourned meeting. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders’ instructions. If you sign a proxy but do not fill in a vote, your shares will be voted to approve the Agreement. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

DESCRIPTION OF THE PROPOSAL

Approval of Agreement and Plan of Reorganization Between
the Acquired Fund and the Acquiring Fund

A proposal to approve an Agreement and Plan of Reorganization between the Acquired Fund and the Acquiring Fund.  Under this Agreement, the Acquired Fund would transfer all of its assets to the Acquiring Fund in exchange for corresponding shares of the Acquiring Fund. These shares would be distributed proportionately to the shareholders of the Acquired Fund. The Acquiring Fund would also assume all of the Acquired Fund’s liabilities. The Board of Directors of the Company recommends that shareholders vote FOR this proposal.

SUMMARY COMPARISONS OF THE FUNDS

Comparison of Funds’ Organization, Investment Objectives, Strategies and Policies

	Acquired Fund	Acquiring Fund
Business	The Fund is a diversified series of the Company, an open-end investment management company organized as a Maryland corporation.	The Fund is a diversified series of JHF III, an open-end investment management company organized as a Massachusetts business trust.

Net assets as of March 31, 2010	Approximately $131 million	None

Investment adviser	Robeco	JHIMS

Subadviser	None	Robeco

	Acquired Fund	Acquiring Fund
Portfolio managers	Steven L. Pollack is a member of Robeco’s Equity Strategy Committee, with Robeco since 2000, managing the Acquired Fund since 2000.	Joseph F. Feeney is the Co-Chief Executive Officer and Chief Investment Officer of Robeco, with Robeco since 1995, managing the Acquiring Fund since 2010.
Steven L. Pollack is a member of Robeco’s Equity Strategy Committee, with Robeco since 2000, managing the Acquired Fund since 2000.

Investment objective	The Fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.	To seek long-term growth of capital with current income as a secondary objective. The Board of Trustees has the power to change the Acquiring Fund’s investment objective without shareholder approval.

Principal investments	Each Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in a diversified portfolio consisting primarily of equity securities, such as common stocks, of issuers with medium market capitalizations and identified by Robeco as having value characteristics.
A medium market capitalization issuer generally is considered to be one whose market capitalization is, at the time the Fund makes the investment, similar to the market capitalization of companies in the Russell Midcap® Value Index, which is comprised of those companies in the Russell Midcap® Index with lower price to book ratios and lower forecasted growth values and with a market capitalization range, as of March 31, 2010, between $17.95 billion and $223 million.
Each Fund will notify shareholders in writing 60 days in advance of any change to its 80% policy.

Investment strategies	Robeco examines various factors in determining the value characteristics of such issuers, including price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer’s operating and financial fundamentals, such as return on equity and earnings growth and cash flow. Robeco selects securities for each Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.
Each Fund may participate as a purchaser in initial public offerings of securities (“IPO”). An IPO is a company’s first offering of stock to the public.

Foreign securities	Each Fund may also invest up to 20% of its total assets in foreign currency-denominated securities.

Diversification/ concentration	In general, each Fund’s investments are broadly diversified over a number of industries and, as a matter of policy, each Fund is limited to investing a maximum of 25% of its total assets in any one industry.

Illiquid investments	Each Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

Temporary investments	While Robeco intends to fully invest each Fund’s assets at all times in accordance with the above-mentioned policies, each Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. Robeco will determine when market conditions warrant temporary defensive measures.

	Acquired Fund	Acquiring Fund
Active trading	If each Fund frequently trades its portfolio securities, it will incur higher brokerage commissions and transaction costs, which could lower its performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. Neither Fund is expected to have an annual portfolio turnover rate higher than 150%; however, it may be higher if Robeco believes it will improve a Fund’s performance.

As the above table indicates, both Funds have substantially similar investment objectives. While both Funds seek to provide long-term growth of capital with current income as a secondary objective, the Acquired Fund’s stated investment objective includes additional qualifying language (“primarily through investment in equity securities”). Although stated differently, the Funds’ investment objectives are substantially similar. In addition, the qualifying language in the statement of the Acquired Fund’s investment objective is consistent with both Funds’ investment policies. Each Fund will normally invest at least 80% of its net assets in equity securities of issuers with medium market capitalizations and identified as having value characteristics. Mr. Feeney will serve as a co-portfolio manager of the Acquiring Fund so he can more actively assist in the management of the Acquiring Fund.

Comparison of Funds’ Classes of Shares

The following table details the differences between the expense structures of the Acquired Fund’s Investor Class and Institutional Class shares, and the Acquiring Fund’s Class A and Class I shares, respectively.

Acquired Fund Investor Class Shares	Acquiring Fund Class A Shares
▪ Investor Class shares are offered without front-end sales loads or contingent deferred sales charges (“CDSCs”).	▪ Acquiring Fund Class A shareholders who acquire their shares through the Reorganization may continue to purchase additional Class A shares without paying any front-end sales charges.

▪  After the closing date of the Reorganization (the “Closing Date”), new investors are offered Class A shares with front-end sales charges ranging from 0.00% to 5.00% of the Acquiring Fund’s offering price, depending on the amount invested.

▪ Investor Class shares are subject to distribution and service (“12b-1”) fees equal to the annual rate of 0.25% of average daily net assets of Investor Class shares.	▪ Class A shares are subject to distribution and service (“12b-1”) fees equal to the annual rate of 0.25% of average daily net assets of Class A shares. After one year following the Closing Date, the Rule 12b-1 fee may increase to 0.30%, with Board approval.-

▪  After the Closing Date, for new investors, there is no front-end sales charge for investments of $1 million or more, but there is a CDSC ranging from 0.25% to 1.00% on Class A shares upon which a commission or finder’s fee was paid that are sold within one year of purchase.

▪ After the Closing Date, a new investor can combine multiple purchases of Class A shares of John Hancock funds to take advantage of breakpoints in the sales charge schedule.
▪ Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including those listed in the Acquiring Fund’s prospectus.

Acquired Fund Institutional Class Shares	Acquiring Fund Class I Shares
▪ Institutional Class shares are offered without front-end sales loads or CDSCs.	▪ Class I shares are offered without front-end sales loads or CDSCs.
▪ Institutional Class shares are not subject to any distribution and service (“12b-1”) fees.	▪ Class I shares are not subject to any distribution and service (“12b-1”) fees.

Comparison of Maryland Corporations and Massachusetts Business Trusts

The Company, of which the Acquired Fund is a series, is organized as a Maryland corporation, while JHF III, of which the Acquiring Fund is a series, is organized as a Massachusetts business trust. While there are differences between the two forms of organization, the differences relate to the corporate structure of the Funds and do not affect the Funds’ investment operations. To the extent that the two states differ in their treatment of shareholder and board liability, these differences are generally addressed in a fund’s organizational documents and/or its agreements. The following table summarizes the key differences between these two organizational systems.

Issue	Maryland Corporation	Massachusetts Business Trust
Shareholder liability	Limited by statute.	Remote possibility of shareholder liability that must be disclosed in the fund’s SAI. Limited by the fund’s declaration of trust (the “Declaration”) and contractual provisions.

Director/Trustee liability	As permitted under laws of either state, director/trustee liability is limited by the organizational document and/or contractual provisions.

Annual shareholder meetings	Neither state has a statutory requirement to hold annual shareholder meetings, except that Maryland requires an annual meeting when an election of directors is required.

Shareholder approval of certain actions[1]	Required for: • Mergers or consolidations; • Changing domicile; • Amending articles of incorporation; and • Dissolving the corporation.	No statutory requirement, only if required by the Declaration (including actions to amend the Declaration). The JHF III Declaration provides that shareholders have the power to vote for certain actions, such as amending the Declaration, electing trustees, and as required under the 1940 Act or as deemed necessary by the Trustees.

Number of authorized shares	Articles of incorporation must provide for a definite number of shares to be issued, which may be amended by the board without shareholder approval.	Unlimited.

Treatment of multiple classes/series	Statute specifically recognizes separation of classes. Board authorized by statute to classify or reclassify un-issued stock.	Subject to provisions in declaration of trust. The JHF III Declaration specifically provides for multiple series and classes.

Issue	Maryland Corporation	Massachusetts Business Trust
Development of controlling law[2]	Corporate law is well-developed, providing clear guidelines as to the rights and obligations of funds organized as Maryland corporations.	Law is not well developed and subject to much interpretation. Massachusetts corporation law is often used by analogy.

State income taxation	With some exceptions, same treatment as under federal tax laws, i.e., none if the fund meets certain requirements.	None.

Franchise taxes	None.	None.

1	Please note that the Investment Company Act of 1940 Act, as amended (the “1940 Act”), requires shareholder approval of certain actions regardless of a fund’s state of organization. For example, Rule 17a-8 under the 1940 Act generally requires shareholder approval of mergers between affiliated funds.

2	Please note that the Funds must comply with the 1940 Act and other federal securities laws. As a result, many disputes that arise in the course of a fund’s operations are addressed under federal, rather than state, law.

Comparison of Buying, Selling and Exchanging Shares

	Acquired Fund	Acquiring Fund
Buying shares	Investors may buy shares at their public offering price through a financial representative or the Fund’s transfer agent, PNC Global Investment Servicing Inc. (“PNC Global”).	Investors may buy shares at their public offering price through a financial representative or the Fund’s transfer agent, John Hancock Signature Services, Inc. (“Signature Services”).

Minimum initial investment	Investor Class shares. The minimum initial investment in the Fund is $2,500. Additional investments of at least $100 may be made at any time. The minimum investment requirements may occasionally be waived or lowered by the Fund. Investments also may be made through an Automatic Investment Plan ($100 minimum). The Fund reserves the right to redeem a shareholder’s account at any time if the value of the account falls below $500 as a result of a redemption or exchange request. Shareholders will be notified in writing and will be allowed 30 days to make additional investments.
Class A shares.  The minimum initial investment in the Fund is $2,500, except as follows: $2,000 for Coverdell ESAs and $250 for group investments. Investments also may be made on a Monthly Automatic Accumulation Plan, which requires $25 to open an account followed by a monthly minimum of $25 thereafter.

If an investor’s account falls below $2,500, the investor may be asked to purchase more shares of the Fund within 30 days. If the investor takes no action, the account may be closed and proceeds mailed to the investor. Alternatively, the Fund may charge the investor $20 a year to maintain its account. The investor will not be charged a CDSC if the account is closed for this reason.

	Institutional Class shares. The minimum initial investment in the Fund is $100,000. Additional investments of at least $5,000 may be made at any time. The minimum investment requirements may occasionally be waived or lowered by the Fund.	Class I shares. The minimum initial investment is $250,000. The minimum initial investment requirement may be waived, in the Fund’s sole discretion, for certain investors.

	Acquired Fund	Acquiring Fund
Exchanging shares	Shareholders may exchange their shares of one fund offered in the fund family for shares of the same class of any other, generally without paying any additional sales charges. The registration for both accounts involved must be identical.

Selling shares	Shareholders may sell their shares by submitting a proper written, telephone or Internet request to the transfer agent. In certain circumstances, the request must be in writing.

Net asset value	All purchases, exchanges and sales are made at a price based on the next net asset value per share (“NAV”) of a class of the Fund to be calculated after the transfer agent receives your request in good order. Both Funds’ NAVs are determined at the close of regular trading on the New York Stock Exchange, which is normally 4:00 p.m., Eastern Time. When closing market prices or market quotations are not readily available or are considered by the adviser to be unreliable, the Fund may use a security’s fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with pre-approved procedures under the ultimate supervision of the Fund’s board of directors or trustees.

Comparison of Expenses

Shareholders of both Funds pay various expenses, either directly or indirectly. Transaction expenses are charged directly to your account. Operating expenses are paid from the Fund’s assets and, therefore, are paid by shareholders indirectly. Future expenses for all share classes may be greater or less than those shown in the following tables.

As the tables below indicate, the hypothetical pro forma net annual operating expenses of each class of the Acquiring Fund after the Reorganization are expected to be the same as the expenses of the corresponding share class of the Acquired Fund. In addition, the total annual operating expenses of each class of shares of the Acquiring Fund are lower than those of the corresponding share class of the Acquired Fund, before taking into account contractual expense limitations.

At an annual rate of 0.80% of average daily net assets, the maximum management fee for the Acquiring Fund for the first $500 million in assets is the same as the management fee for the Acquired Fund at all asset levels. Moreover, since the management fee rate for the Acquiring Fund begins to decrease when the Fund exceeds $500 million in average daily net assets, the Acquiring Fund’s management fees are lower than those of the Acquired Fund at asset levels above $500 million.

The maximum annual net operating expenses of Investor Class and Institutional Class shares of the Acquired Fund, and those of the corresponding Class A and Class I shares of the Acquiring Fund, will be the same for the first year after the Closing Date due to contractual expense limitations put in place by JHIMS. The contractual expense limitation will continue for Class I shares of the Acquiring Fund for a second year after the Closing Date.

The Funds’ Expenses

The following expense tables briefly describe the fees and the expenses that holders of the Investor and Institutional Classes of shares of the Acquired Fund, and the corresponding Class A and Class I shares of the Acquiring Fund, may pay if they buy and hold shares of each respective Fund, and are based on expenses paid by these classes of the Acquired Fund for the twelve-month period ended August 31, 2009 (the end of the Acquired Fund’s most recent fiscal year) and estimated expenses of the Acquiring Fund for the same period. The tables also show the pro forma expenses of the Acquiring Fund assuming the Reorganization with the Acquired Fund had occurred on September 1, 2008. The Acquiring Fund’s actual expenses after the Reorganization may be greater or less than those shown.

					Acquiring Fund
					(Pro Forma, Assuming
			Acquiring		Reorganization with
	Acquired Fund		Fund		Acquired Fund)
	Investor Class		Class A		Class A
Shareholder transaction expenses

Maximum front-end sales charge (load) on purchases as a % of purchase price	None		5.00%	(1)	5.00%	(1)

Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	None		None		None	(2)
Annual Operating Expenses

Management fee	0.80%		0.80%		0.80%

Distribution and service (12b-1) fees	0.25%		0.25%	(3)	0.25%	(3)

Other expenses	0.89%		0.66%		0.66%

Total fund operating expenses	1.94%		1.71%		1.71%

Contractual expense reimbursement	–0.69%		–0.46%		–0.46%

Net annual operating expenses	1.25%	(4)	1.25%	(5)	1.25%	(5)

(1)	Not applicable for shareholders who acquire their shares through the Reorganization.
(2)	After the Closing Date, for new investors, a CDSC ranging from 1.00% to 0.25% applies with respect to certain purchases of Class A shares of $1 million or more upon which a commission or finder’s fee was paid and that are sold within one (1) year after purchase.
(3)	After one year following the Closing Date, upon Board approval, the Class A Rule 12b-1 fee may be increased to a maximum of 0.30%.
(4)	Robeco has agreed to limit the “Net annual operating expenses” of the Acquired Fund’s Investor Class shares to 1.25% through December 31, 2011.
(5)	For the first year after the Closing Date, JHIMS has agreed to limit the “Net annual operating expenses” of the Acquiring Fund’s Class A shares to 1.25%.

					Acquiring Fund
					(Pro Forma, Assuming
	Acquired Fund		Acquiring		Reorganization with
	Institutional		Fund		Acquired Fund)
	Class		Class I		Class I
Annual Operating Expenses

Management fee	0.80%		0.80%		0.80%

Distribution and service (12b-1) fees	None		None		None

Other expenses	0.89%		0.46%		0.46%

Total fund operating expenses	1.69%		1.26%		1.26%

Contractual expense reimbursement	–0.69%		–0.26%		–0.26%

Net annual operating expenses	1.00%	(1)	1.00%	(2)	1.00%	(2)

(1)	Robeco has agreed to limit the “Net annual operating expenses” of the Acquired Fund’s Institutional Class shares to 1.00% through December 31, 2011.
(2)	For the first two years after the Closing Date, JHIMS has agreed to limit the “Net annual operating expenses” of the Acquiring Fund’s Class I shares to 1.00%.

Examples

The hypothetical examples below show what your expenses would be if you invested $10,000 over different time periods in the Acquired Fund and the Acquiring Fund, based on fees and expenses incurred by the Acquired Fund during the 12-month period ended August 31, 2009. Pro forma expenses of the Acquiring Fund assuming the Reorganization with the Acquired Fund had occurred on September 1, 2008, are also included. Each example assumes that you reinvested all distributions and that the average annual return was 5%. The pro forma examples are for comparison purposes only and are not a representation of the Acquired Fund’s or Acquiring Fund’s actual expenses or returns, either past or future.

			Acquiring Fund
			(Pro Forma)
			(Assuming
			Reorganization
			with Acquired
	Acquired Fund	Acquiring Fund	Fund)
	Investor Class	Class A	Class A
Year 1	$127	$621	$621
Year 3	$471	$969	$969
Year 5	$915	$1,341	$1,341
Year 10	$2,149	$2,382	$2,382

	Institutional Class	Class I	Class I
Year 1	$102	$102	$102
Year 3	$394	$346	$346
Year 5	$784	$639	$639
Year 10	$1,879	$1,472	$1,472

Portfolio Turnover

Each fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example above, affect each fund’s performance. During the most recent fiscal year, the Acquired Fund’s portfolio turnover rate was 58% of the average value of its portfolio. As the Acquiring Fund has not yet commenced operations, it has no portfolio turnover information to report.

Exchanging Shares

As described above, shareholders of either Fund may exchange their shares for shares of the same class of another fund offered by the respective fund complex.

In connection with the Reorganization, however, there is an additional exchange privilege:

Investor Class shareholders who receive Class A shares of the Acquiring Fund in the Reorganization may exchange those Class A shares (and any Class A shares represented by dividends paid thereon) for Class ADV shares or, subject to meeting eligibility criteria, Class I shares, of the Acquiring Fund for one year after the Closing Date. Class ADV shares and Class I shares of the Acquiring Fund are offered and redeemed at NAV (i.e., without the imposition of any sales loads or CDSCs). Class ADV shares are subject to a 0.25% Rule 12b-1 distribution fee. Class ADV shares will have the same expense ratio as the Acquired Fund’s Investor Class shares (after waivers and reimbursements), 1.25%, for at least two years after the Closing Date. Shareholders who receive Class A shares of the Acquiring Fund and who wish to hold shares with the same maximum annual expense ratio as the Acquired Fund’s Investor Class shares (after waivers and reimbursements) for an additional year after the Closing Date may want to consider exchanging their Class A shares for Class ADV shares of the Acquiring Fund, or if eligible, for Class I shares of the Acquiring Fund (which will have a lower maximum annual expense ratio for two years following the Closing Date).

For information regarding exchanging shares of the Acquiring Fund, contact Signature Services at 1-(800)-225-5291.

The following expense table provides a comparison of the fees and expenses that holders of Class A and Class ADV shares of the Acquiring Fund may pay if they buy and hold shares of each respective class and are based on estimated expenses of the Acquiring Fund for these share classes for the twelve-month period ended August 31, 2009 (the end of the Acquired Fund’s most recent fiscal year). The actual expenses of any class of the Acquiring Fund’s shares after the Reorganization may be greater or less than those shown.

	Acquiring Fund		Acquiring Fund
	Class A		Class ADV
Shareholder transaction expenses

Maximum front-end sales charge (load) on purchases as a % of purchase price	5.00%	(1)	None

Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	None	(2)	None
Annual Operating Expenses

Management fee	0.80%		0.80%

Distribution and service (12b-1) fees	0.25%	(3)	0.25%

Other expenses	0.66%		0.66%

Total fund operating expenses	1.71%		1.71%

Contractual expense reimbursement	–0.46%		–0.46%

Net annual operating expenses	1.25%	(4)	1.25%	(5)

(1)	Not applicable for shareholders who acquire their shares through the Reorganization.
(2)	After the Closing Date, for new investors a CDSC ranging from 1.00% to 0.25% applies with respect to certain purchases of Class A shares of $1 million or more upon which a commission or finder’s fee was paid and that are sold within one (1) year after purchase.
(3)	After one year following the Closing Date, upon Board approval, the Class A Rule 12b-1 fee may be increased to a maximum of 0.30%.
(4)	For the first year after the Closing Date, JHIMS has agreed to limit the “Net annual operating expenses” of the Acquiring Fund’s Class A shares to 1.25%.
(5)	For the first two years after the Closing Date, JHIMS has agreed to limit the “Net annual operating expenses” of the Acquiring Fund’s Class ADV shares to 1.25%.

Comparison of Advisory and Distribution Arrangements

The Acquired Fund’s and the Acquiring Fund’s advisory, expense limitation and distribution arrangements differ as set forth below.

Management Fees

The Acquired Fund currently pays Robeco annual advisory management fees equal to 0.80% of the Acquired Fund’s average daily net assets. The advisory fee breakpoints for the Acquiring Fund are:

First $500 million	Next $500 million	Next $500 million	Next $1 billion	Over $2.5 billion
of Net Assets	of Net Assets	of Net Assets	of Net Assets	of Net Assets

0.800%	0.775%	0.750%	0.725%	0.700%

JHIMS will pay subadvisory fees to Robeco from its own assets and not from the Acquiring Fund’s assets.

Expense Limitation Arrangements

Robeco has agreed to limit the “Net annual operating expenses” of Investor Class shares and Institutional Class shares of the Acquired Fund to 1.25% and 1.00%, respectively, of the average daily net assets of the relevant class of shares through December 31, 2011.

JHIMS has agreed to limit the “Net annual operating expenses” of Class A shares of the Acquiring Fund to 1.25% for the first year after the Closing Date, and to limit such expenses for Class I and Class ADV shares of the Acquiring Fund to 1.00% and 1.25%, respectively, for the first two years after the Closing Date.

Distribution Arrangements

The Company’s Board of Directors and shareholders have approved a Distribution Plan for Investor Class shares and adopted the plan in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan for Investor Class shares provides that the Acquired Fund may pay a fee to PFPC Distributors, Inc., the Fund’s distributor, at an annual rate of up to 0.25% of the average daily net assets of the Fund.

JHF III’s Board of Trustees and shareholders have approved Distribution Plans for JHF III’s various classes and adopted the plans in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan for Class A shares provides that the Acquiring Fund may pay a fee to John Hancock Funds, LLC, the Acquiring Fund’s distributor (the “Distributor”), at an annual rate of up to 0.30% of the average daily net assets of the Fund’s Class A shares; however, the Board of Trustees of JHF III has agreed to limit the Rule 12b-1 fees for Class A shares of the Acquiring Fund to 0.25% for the first year after the Closing Date. The Board of Trustees will annually review the 0.25% fee Class A and, following the first year after the Closing Date, the fee may be increased to 0.30% with Board approval. The Distribution Plan for Class ADV shares provides that the Acquiring Fund may pay a fee to the Distributor at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class ADV shares.

Fund Performance

Past performance records of the Acquired Fund through December 31, 2009, including: (1) calendar year total returns (without sales charges); and (2) average annual total returns (including imposition of sales charges), are set forth under “Fund Past Performance” beginning on page 14 of this proxy statement and prospectus.

Comparison of Investment Risks

The Funds are exposed to various risks that could cause shareholders to lose money on their investments in the Funds. The following summarizes the principal risks affecting each Fund. The investment risks are identical for each Fund.

Active management risk

Each Fund is subject to management risk because it relies on Robeco’s ability to pursue its objective. Robeco will apply investment techniques and risk analyses in making investment decisions for each Fund, but there can be no guarantee that these will produce the desired results. A Fund generally does not attempt to time the market and instead generally stays fully invested in the relevant asset class, such as domestic equities or foreign equities. Notwithstanding its benchmark, a Fund may buy securities not included in its benchmark or hold securities in very different proportions than its benchmark. To the extent a Fund invests in those securities, its performance depends on the ability of Robeco to choose securities that perform better than securities that are included in the benchmark.

Equity securities risk

Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a Fund investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition, and overall market and economic conditions. The value of equity securities purchased by a Fund could decline if the financial condition of the companies the Fund is invested in decline or if overall market and economic conditions deteriorate.

Each Fund may maintain substantial exposure to equities and generally does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subject a Fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

Value investing risk.  Certain equity securities (generally referred to as value securities) are purchased primarily because they are selling at prices below what Robeco believes to be their fundamental value and not necessarily because the issuing companies are expected to experience significant earnings growth. The Funds bear the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be perceived by Robeco to be under-priced or that the market may never come to recognize their fundamental value. A value stock may not increase in price, as anticipated by Robeco, if other investors fail to recognize the company’s value and bid up the price or invest in markets favoring faster growing companies. Each Fund’s strategy of investing in value stocks also carries the risk that in certain markets value stocks will under perform growth stocks.

Foreign securities risk

Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in a foreign security.

Currency risk.  Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a Fund’s investments. Currency risk includes both the risk that currencies in which a Fund’s investments are traded, or currencies in which a Fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. A Fund may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the Fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the Fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. A Fund may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in the Fund’s currency exposure being substantially different than that suggested by its securities investments. A Fund with foreign currency holdings and/or that invests or trades in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a Fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices or currency rates are changing.

High portfolio turnover risk

A high fund portfolio turnover rate (over 100%) generally involves correspondingly greater brokerage commission expenses, which must be borne directly by a Fund. The portfolio turnover rate of a Fund may vary from year to year, as well as within a year.

Initial public offerings (IPOs) risk

Each Fund may invest a portion of its assets in shares of IPOs. IPOs may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s returns. IPOs may not be consistently available to a Fund for investing, particularly as the Fund’s asset base grows. IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund and may lead to increased expenses for a Fund, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Issuer risk

An issuer of a security purchased by a Fund may perform poorly and, therefore, the value of its stocks and bonds may decline and the issuer may default on its obligations. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Liquidity risk

Each Fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the Fund’s ability to sell particular securities or close derivative positions at an advantageous price. A Fund with a principal investment strategy that involves investments in securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Exposure to liquidity risk may be heightened for a Fund that invests in emerging markets and related derivatives that are not widely traded and that may be subject to purchase and sale restrictions.

Medium company risk

Market risk and liquidity risk may be pronounced for securities of companies with medium-sized market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. The securities of companies with medium market capitalizations may trade less frequently and in lesser volume than more widely held securities, and their value may fluctuate more sharply than those securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Investments in less seasoned companies with medium market capitalizations may present greater opportunities for growth and capital appreciation, but also involve greater risks than customarily are associated with more established companies with larger market capitalizations. These risks apply to all funds that invest in the securities of companies with smaller market capitalizations, each of which primarily makes investments in companies with smaller- or medium-sized market capitalizations.

PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION

Description of Reorganization

You are being asked to approve the Agreement, a form of which is attached to this proxy statement as Exhibit A. Additional information about the Reorganization and the Agreement is set forth below under “Further Information on the Reorganization.” The Agreement provides for the Reorganization on the following terms:

The Reorganization is scheduled to occur at 5:00 p.m., Eastern Time, on Friday, July 9, 2010, but may occur on any later date before July 9, 2011. The Acquired Fund will transfer all of its assets to the Acquiring Fund and the Acquiring Fund will assume all of the Acquired Fund’s liabilities. The net asset value of both Funds will be computed as of 4:00 p.m., Eastern Time, on the Closing Date.

The Acquiring Fund will issue Class A shares to the Acquired Fund in an amount equal to the net assets attributable to the Acquired Fund’s Investor Class shares. As part of the liquidation of the Acquired Fund, these shares will immediately be distributed to Investor Class shareholders of record of the Acquired Fund (in redemption of their Acquired Fund shares) in proportion to their holdings on the Closing Date. As a result, Investor Class shareholders of the Acquired Fund will become Class A shareholders of the Acquiring Fund.

The Acquiring Fund will issue Class I shares to the Acquired Fund in an amount equal to the net assets attributable to the Acquired Fund’s Institutional Class shares. As part of the liquidation of the Acquired Fund, these shares will immediately be distributed to Institutional Class shareholders of record of the Acquired Fund (in redemption of their Acquired Fund shares) in proportion to their holdings on the Closing Date. As a result, Institutional Class shareholders of the Acquired Fund will become Class I shareholders of the Acquiring Fund.

After the Acquiring Fund’s shares are issued, the Acquired Fund will cease operations and be terminated.

Reasons for the Proposed Reorganization

The Board of Directors of the Company believes that the proposed Reorganization can be advantageous to the shareholders of the Acquired Fund for several reasons. The Board of Directors met on March 11, 2010, and (with the advice and assistance of independent legal counsel) considered the following matters, among others and in no order of priority, in approving the proposal.

First, the investment objective and investment strategies and policies of the Acquiring Fund are substantially similar as those of the Acquired Fund.

Second, shareholders of the Acquired Fund will experience continuity in portfolio management because Robeco, the investment adviser to the Acquired Fund, will continue to manage the Acquiring Fund’s assets on a day-to-day basis as subadviser to the Acquiring Fund. JHIMS, as investment adviser to the Acquiring Fund, will oversee Robeco in accordance with the terms of their subadvisory agreement.

Third, while Robeco will manage the assets of the Acquiring Fund as its subadviser, JHIMS will be responsible for the overall management of the Acquiring Fund’s operations. JHIMS, which also serves as investment adviser to a total of three registered investment company complexes (including JHF III) with a total of 264 series and approximately $19.5 billion in assets as of December 31, 2009, has broad experience and resources in managing investment companies. Although JHF III commenced operations in 2006, it has experienced trustees, management and service providers.

Fourth, at an annual rate of 0.80% of average daily net assets, the maximum management fee for the Acquiring Fund for the first $500 million in assets is the same as the management fee for the Acquired Fund at all asset levels. Moreover, since the management fee rate for the Acquiring Fund begins to decrease when the Fund exceeds $500 million in average daily net assets, the Acquiring Fund’s management fees are lower than those of the Acquired Fund at asset levels above $500 million. JHIMS and its affiliates have great potential for increasing the size of the Acquiring Fund because of JHIMS’ experience in the distribution of mutual funds through a broader range of distribution channels than currently available to the Acquired Fund. For example, the Acquiring Fund may offer additional classes with greater distribution capabilities than is the case with the Acquired Fund. Over the long term, if this potential for a larger asset base is realized, the greater asset size of the Acquiring Fund may allow it, relative to the Acquired Fund and for a longer period, to: (i) obtain better net prices on securities trades; and (ii) reduce long-term per-share expenses by spreading fixed costs over a larger asset base. There can be no assurance that such operating efficiencies or economies of scale will be achieved.

Fifth, JHIMS has agreed to limit the total operating expenses of Class A shares of the Acquiring Fund to 1.25% for the first year after the Closing Date, and to limit such expenses of Class I and Class ADV shares of the Acquiring Fund to 1.00% and 1.25%, respectively, for the first two years after the Closing Date. The long-term asset growth potential of the Acquiring Fund, resulting potential long-term economies of scale and other efficiencies in other expenses could result in lower overall expenses of the Acquiring Fund compared to those of the Acquired Fund. However, if the expense limitations for the Acquiring Fund are not continued beyond the stated periods, the expenses of the Acquiring Fund could be higher than the expenses incurred by the Acquired Fund during the 12 months ended August 31, 2009, unless operating efficiencies or economies of scale fully offset any increased fees and expenses borne by the Acquiring Fund. There can be no assurance that such operating efficiencies or economies of scale will be achieved.

Sixth, the Reorganization will be tax-free for federal income tax purposes for the Acquired Fund and its shareholders.

Seventh, the costs of the Reorganization will not be borne by the Acquired Fund (JHIMS and Robeco will share those expenses).

The Board of Directors also reviewed the historical performance of the Acquired Fund and its benchmarks, although no assurances may be given that the Acquiring Fund will achieve any particular level of performance after the Reorganization. The Acquiring Fund will assume the financial and performance history of the Acquired Fund at the closing of the Reorganization. The Board of Directors considered how the shareholders of the other mutual funds advised by Robeco would perceive this transaction and the effect on their funds.

The Board of Directors recognizes that Robeco and JHIMS (as well as other John Hancock affiliates) will benefit from the Reorganization. Because the Acquiring Fund will be the accounting successor to the Acquired Fund and will assume the Acquired Fund’s performance record, JHIMS expects to be able to increase the Acquiring Fund’s assets at a faster rate than would otherwise be possible if it began offering a fund with similar objectives, but with no historical performance record. That expected asset growth benefits JHIMS by increasing its management fees and accelerating the point at which management of the Acquiring Fund is profitable to JHIMS. As the subadviser to the Acquiring Fund, Robeco would similarly benefit from increased assets. The Board of Directors realizes that, as a result, the additional financial benefits to Robeco may give it greater resources to manage mutual funds and other assets that may benefit the Acquired Fund as well as its other clients.

Certain potential conflicts of interest, including financial obligations of JHIMS to Robeco if the Reorganization is consummated, are discussed below under “Conflicts of Interest.” In approving the Reorganization and the Agreement, the Board of Directors of the Company, including the independent Directors, was aware of and considered these potential conflicts of interest.

FUND PAST PERFORMANCE

Set forth below is past performance information for the Acquired Fund, which may help provide an indication of the Acquiring Fund’s risk.

Performance information for the Acquiring Fund is not presented because it has not yet commenced operations. As accounting successor to the Acquired Fund, the Acquiring Fund will assume the Acquired Fund’s historical performance after the Reorganization. The bar chart and table below illustrate the risks of investing in the Acquired Fund (and if the Reorganization is effected, the Acquiring Fund). The bar chart shows the changes in the performance of the Acquired Fund’s Investor Class shares from year to year. Sales loads applicable to corresponding Class A shares of the Acquiring Fund are not reflected in the chart; if they were, the returns shown would have been lower.

The table compares the average annual total returns of the Acquired Fund’s Investor Class and Institutional Class shares to those of the Russell Midcap® Value Index, a broad-based, unmanaged total return performance benchmark of domestically traded common stocks. These returns for the Acquired Fund reflect the sales loads for Class A shares of the Acquiring Fund. All returns assume reinvestment of dividends and distributions.

Of course, past performance before and after taxes is no guarantee of future results. Performance of each share class will vary from the performance of the other share classes because of differences in charges and expenses.

Calendar Year Total Returns — Investor Class Shares

Year-to-date total return for the period ended March 31, 2010 was 8.17%.

Quarterly Returns

During the period shown in the above bar chart, the Acquired Fund’s highest quarterly return was 19.63% for the quarter ended June 30, 2009, and the lowest quarterly return was –21.89% for the quarter ended December 31, 2008.

Average Annual Total Returns for Periods Ended December 31, 2009
(Investor Class information includes sales charges applicable to Class A shares of the Acquiring Fund)

	1 Year	5 Year	10 Year

Investor Class before tax	33.42%	3.84%	7.60%

Investor Class after tax on distributions(1)	33.15%	1.46%	5.31%
Investor Class after tax on distributions, with sale(1)	21.72%	2.64%	5.68%

Institutional Class before tax(2)	40.96%	5.31%	8.57%

Russell Midcap Value Index(3)	34.21%	1.98%	7.58%

(1)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.
(2)	The Institutional Class returns, first offered on June 2, 1997, have been recalculated to reflect the gross fees and expenses of the Acquiring Fund’s Class I shares.
(3)	The Index is an unmanaged index and reflects no fees and taxes.

FURTHER INFORMATION ON THE REORGANIZATION

Tax Status of the Reorganization

The Reorganization is intended not to result in income, gain or loss for federal income tax purposes to the Acquiring Fund, the Acquired Fund or the shareholders of the Acquired Fund and will not take place unless the Funds receive a satisfactory opinion from K&L Gates LLP, substantially to the effect that the Reorganization will be a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

As a result, with respect to the Reorganization, for federal income tax purposes:

▪	No gain or loss will be recognized by the Acquired Fund upon (1) the transfer of all of its assets to the Acquiring Fund as described above or (2) the distribution by the Acquired Fund of the Acquiring Fund shares to the Acquired Fund’s shareholders;

▪	No gain or loss will be recognized by the Acquiring Fund upon the receipt of the Acquired Fund’s assets solely in exchange for the issuance of the Acquiring Fund shares to the Acquired Fund and the assumption of the Acquired Fund’s liabilities by the Acquiring Fund;

▪	The basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the basis of those assets in the hands of the Acquired Fund immediately before the transfer;

▪	The tax holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the Acquired Fund’s tax holding period for those assets;

▪	You will not recognize gain or loss upon the exchange of your shares of the Acquired Fund solely for the Acquiring Fund shares as part of the Reorganization;

▪	The aggregate tax basis of the Acquiring Fund shares received by you in the Reorganization will be the same as the aggregate tax basis of your shares of the Acquired Fund surrendered in exchange; and

▪	The tax holding period of the Acquiring Fund shares you receive will include the tax holding period of the shares of the Acquired Fund that you surrender in the exchange, provided that the shares of the Acquired Fund were held by you as capital assets on the date of the exchange.

In rendering such opinion, counsel shall rely upon, among other things, reasonable assumptions as well as representations of the Acquired Fund and the Acquiring Fund.

No tax ruling has been or will be received from the Internal Revenue Service (“IRS”) in connection with the Reorganization. An opinion of counsel is not binding on the IRS or a court and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

This description of the federal income tax consequences of the Reorganization is made without regard to the particular circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, foreign and other tax laws.

Additional Terms of the Agreement and Plan of Reorganization

Certain terms of the Agreement are described above. The following is a summary of certain additional terms of the Agreement. This summary and any other description of the terms of the Agreement contained in this proxy statement and prospectus are qualified in their entirety by Exhibit A, the Form of Agreement and Plan of Reorganization, in its entirety, that is proposed for the Reorganization.

Conditions to Closing the Reorganization.  The obligation of the Acquired Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the performance by the Acquiring Fund of all its obligations under the Agreement and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Agreement, paragraph 8).

The obligation of the Acquiring Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the Acquired Fund’s performance of all of its obligations under the Agreement, the receipt of certain documents and financial statements from the Acquired Fund and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Agreement, paragraph 9).

The obligations of the Acquired Fund and the Acquiring Fund are subject to approval of the Agreement by the necessary vote of the outstanding shares of the Acquired Fund, in accordance with the provisions of the Acquired Fund’s charter and by-laws. The Funds’ obligations are also subject to the receipt of a favorable opinion of K&L Gates LLP as to the federal income tax consequences of the Reorganization (see Agreement, paragraphs 8(e) and 9(f)).

Termination of Agreement.  The Board of Directors/Trustees of the Acquired Fund or the Acquiring Fund may terminate the Agreement (even if the shareholders of the Acquired Fund have already approved it) at any time before the Reorganization, subject to certain conditions.

Expenses of the Reorganization.  The Acquired Fund will not be required to pay the Reorganization costs incurred in connection with entering into and carrying out the provisions of the Agreement, whether or not the Reorganization occurs (those costs will be borne by JHIMS and Robeco according to an agreement between them).

CAPITALIZATION

With respect to the proposal, the following tables set forth the capitalization of the Acquired Fund as of December 31, 2009, and the pro forma combined capitalization of both Funds as if the Reorganization had occurred on that date. The Acquiring Fund will have no assets until the Closing Date, when it will assume the assets of the Acquired Fund.

		Acquiring Fund
	Acquired Fund	Pro forma

Net Assets (millions)	$60.6	$60.6
Net Asset Value Per Share (millions)
Investor Class/Class A	$8.93	$8.93
Institutional Class/Class I	$9.18	$9.18
Shares Outstanding
Investor Class/Class A	1,855,521	1,855,521
Institutional Class/Class I	4,800,512	4,800,512

ADDITIONAL INFORMATION ABOUT THE FUNDS’ BUSINESSES

The following table shows where in each Fund’s prospectus you can find additional information about the business of each Fund.

	Headings in Acquired Fund	Headings in Acquiring Fund
Type of Information	Prospectus	Prospectus
Investment objective and policies	Descriptions of the Robeco Investment Funds — Robeco Boston Partners Mid Cap Value Fund	Investment objective and Principal investment strategies/Principal Risks
Portfolio management	Management of the Funds — Portfolio Managers	Portfolio management
Expenses	Fees and Expenses	Fees and expenses
Purchase of shares	Shareholder Information — Purchase of Fund Shares	Your Account: How sales charges are calculated (Class A only), Sales charge reductions and waivers (Class A only), Opening an account, Buying shares, Transaction policies, Additional investor services
Redemption of shares	Shareholder Information — Redemption of Fund Shares	Your Account: Selling shares, How sales charges are calculated (Class A only), Transaction policies
Dividends, distributions and taxes	Shareholder Information — Dividends and Distributions; Taxes	Dividends and account policies

BOARD EVALUATION AND RECOMMENDATION

For the reasons described above, the Board of Directors of the Company, including the Directors who are not “interested persons” of either Fund in the Reorganization, Robeco, or JHIMS (the “Independent Directors”) approved the Reorganization. In particular, the Board of Directors determined that the Reorganization is in the best interests of the Acquired Fund and that the interests of the Acquired Fund’s shareholders would not be diluted as a result of the Reorganization.

The Directors of the Company recommend that
shareholders of the Acquired Fund vote FOR the proposal to
approve the Agreement and Plan of Reorganization.

CONFLICTS OF INTEREST

The Reorganization is expected to benefit JHIMS and Robeco. JHIMS has engaged Robeco as the subadviser for the Acquiring Fund. Therefore, JHIMS would benefit from the fees it receives from the Acquiring Fund and from the addition of a well-managed fund with strong historical performance to the John Hancock family of funds, while Robeco would benefit from the subadvisory fees it receives for managing the portfolio of the Acquiring Fund and the portfolio of another John Hancock fund, and from John Hancock’s distribution capabilities in growing the Acquiring Fund. In addition, the Distributor of the Acquiring Fund’s shares, would benefit through the adoption of Rule 12b-1 plans for the Acquiring Fund.

JHIMS and Robeco have entered into an overall business arrangement under which Robeco has agreed not to offer investment management services to certain competitors of JHIMS for the investment strategies it manages for JHIMS, subject to further conditions, for a period of up to five years. As a further part of this arrangement, JHIMS has agreed that under certain circumstances it (and not the Acquiring Fund or JHF III) will pay to Robeco a specified amount if the Robeco subadvisory agreement for the Acquiring Fund is terminated within a three-year period. Such amount may total up to $1.1 million. Neither JHF III nor either of the Acquiring Fund or the Acquired Fund is a party to any of these arrangements, and they are not binding upon the Funds or the boards of either of them. However, these arrangements present certain conflicts of interest because JHIMS has a financial incentive to support the continuation of the Robeco subadvisory agreement for as long as these arrangements remain in effect. In approving the Reorganization and the Agreement, the Board of Directors of the Company, including the Independent Directors, was aware of and considered these potential conflicts of interest, including any financial obligations of JHIMS to Robeco.

VOTING RIGHTS AND REQUIRED VOTE

Each whole share of the Acquired Fund is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. Approval of the proposal described above requires the affirmative vote of a majority of the outstanding shares of the Acquired Fund entitled to vote on the proposal. For this purpose, the term “vote of a majority of the outstanding shares entitled to vote” shall mean the vote of the lesser of:

(1)	67% or more of the voting securities present at such meeting, if more than 50% of the outstanding voting securities of the Acquired Fund are present or represented by proxy; or

(2)	more than 50% of the outstanding voting securities of the Acquired Fund.

For purposes of determining whether quorum requirements are met and the required votes are obtained, the following guidelines will apply.

Shares	Quorum	Voting
In General	All shares “present” in person or by proxy are counted towards a quorum.	Shares “present” at the meeting will be voted in person at the meeting. Shares “present” by proxy will be voted in accordance with instructions.

Proxy with no Voting Instruction (other than Broker Non-Vote)	Considered “present” at the meeting.	Voted “for” a proposal.

Broker Non-Vote (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the person entitled to vote, and the broker or nominee does not have discretionary voting power on the matter)
	Considered “present” at the meeting.	Not voted. Same effect as a vote “against.”

Abstain	Considered “present” at the meeting.	Not voted. Same effect as a vote “against.”

If the required approval of shareholders is not obtained with respect to the proposal, the Acquired Fund will continue to engage in business as a separate mutual fund and the Board of Directors will consider what further action may be appropriate.

INFORMATION CONCERNING THE MEETING

Solicitation of Proxies

In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the directors, officers and employees of the Acquired Fund; by personnel of the Acquired Fund’s investment adviser, Robeco, and its transfer agent, PNC Global, or by broker-dealer firms. PNC Global, together with a third party solicitation firm, has agreed to provide proxy solicitation services to the Acquired Fund at a cost of approximately $5,675. JHIMS will pay the costs of preparing, mailing and soliciting proxies, including payments to unaffiliated solicitation firms.

Revoking Proxies

Each Acquired Fund shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

▪	By filing a written notice of revocation with the Acquired Fund’s transfer agent, PNC Global Investment Servicing, 301 Bellevue Parkway, Wilmington, Delaware 19809,

▪	By returning a duly executed proxy with a later date before the time of the meeting, or

▪	If a shareholder has executed a proxy but is present at the meeting and wishes to vote in person, by notifying the secretary of the Acquired Fund (without complying with any formalities) at any time before it is voted.

Being present at the meeting alone does not revoke a previously executed and returned proxy.

Outstanding Shares and Quorum

As of April 8, 2010 (the “record date”), the numbers of shares of common stock of the Acquired Fund outstanding were as follows:

Shares
Acquired Fund	Outstanding
Investor Class	6,857,346.363
Institutional Class	6,798,057.872

Total	13,655,404.235

Only shareholders of record on the record date are entitled to notice of and to vote at the meeting. Pursuant to the Articles of Incorporation of the Company, one-third of the outstanding shares of the Acquired Fund that are entitled to vote will be considered a quorum for the transaction of business.

Other Business

The Board of Directors knows of no business to be presented for consideration at the meeting other than the proposal. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments

If a quorum is not present in person or by proxy at the time any session of the meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present but there are not sufficient votes in favor of a proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies concerning the proposal. Any adjournment will require the affirmative vote of a majority of the Acquired Fund’s shares at the session of the meeting to be adjourned. Adjournment or postponements may occur in order to defer action on one or more proposals. The meeting may be adjourned up to 120 days after the original record date for the meeting without further notice other than an announcement at the meeting. If the meeting is adjourned to a date more than 120 days after the original record date upon at least 10 days’ notice, a new record date must be established for voting at such adjourned meeting, and any unrevoked proxies submitted by any stockholder of record as of the original record date, may be voted at the adjourned meeting and any subsequent adjourned meeting, provided that any adjourned meeting is not more than 120 days after the new record date. At any adjourned meeting at which a quorum is present, any action may be taken that could have been taken at the meeting originally called.

Telephone Voting

In addition to soliciting proxies by mail, by fax, in person, or by e-mail, the Acquired Fund may also arrange to have votes recorded by telephone by officers and employees of the Acquired Fund or by personnel of Robeco, PNC

Global, or a third-party solicitation firm. The telephone voting procedure is designed to verify a shareholder’s identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder’s instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, these telephone votes would not be counted at the meeting. The Acquired Fund has not obtained an opinion of counsel about telephone voting, but is currently not aware of any challenge.

▪	A shareholder will be called on a recorded line at the telephone number in the fund’s account records and will be asked to provide the shareholder’s social security number or other identifying information.

▪	The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder’s instructions.

▪	To ensure that the shareholder’s instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail.

▪	A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

▪	If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting.

Internet Voting

You will also have the opportunity to submit your voting instructions via the Internet by utilizing a program provided through a vendor. Voting via the Internet will not affect your right to vote in person if you decide to attend the meeting. Do not mail the proxy card if you are voting via the Internet. To vote via the Internet, you will need the “control number” that appears on your proxy card. These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions and to confirm that shareholders’ instructions have been recorded properly. If you are voting via the Internet you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which costs you must bear.

To vote via the Internet:

▪	Read the proxy statement and have your proxy card(s) at hand.

▪	Go to the Web site on the proxy card.

▪	Enter the “control number” found on your proxy card.

▪	Follow the instructions on the Web site. Please call us at 1-(866) 615-7869 if you have any problems.

▪	To ensure that your instructions have been recorded correctly, you will receive a confirmation of your voting instructions immediately after your submission and also by e-mail, if chosen.

Shareholders’ Proposals

The Funds are not required, and do not intend, to hold meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders of their respective Funds must submit the proposal in writing, so that it is received by the Acquired Fund at 301 Bellevue Parkway, Wilmington, Delaware 19809 or the Acquiring Fund at 601 Congress Street, Boston, Massachusetts 02210, within a reasonable time before any meeting.

OWNERSHIP OF SHARES OF THE FUNDS

To the knowledge of the Acquired Fund, as of April 8, 2010, the following persons owned of record or beneficially 5% or more of the outstanding shares of common stock of each class of the Acquired Fund:

Names and Addresses of Owners of		Percent Owned
More Than 5% of Shares	Share Class	(Type of Ownership)
National Financial Svcs Corp For Exclusive Bene For Our Customers Attn Mutual Funds 5th Floor 200 Liberty St # CE New York, NY. 10281-1003	Investor Class	7.87% (Record)

Charles Schwab & Co. Inc Special Custody Account For Bene Of Cust Attn Mutual Funds 101 Montgomery St San Francisco, CA. 94104-4122	Investor Class	7.28% (Record)

Wachovia Bank FBO Various Retirement Plans 9888888836 NC 1076 1525 West WT Harris Blvd Charlotte, NC. 28288-1076	Institutional Class	53.99% (Record)

National Financial Svcs Corp For Exclusive Benefit Of Our Customers Russ Lennon 200 Liberty St New York, NY. 10281	Institutional Class	40.63% (Record)

As of April 8, 2010, there were no outstanding shares of the Acquiring Fund.

As of April 8, 2010, the Board members and officers of each Fund owned in the aggregate less than 1% of the outstanding shares of their respective funds.

EXPERTS

The financial statements and financial highlights of the Acquired Fund for the fiscal year ended August 31, 2009 and the six months ended February 28, 2010 are incorporated by reference into this proxy statement and prospectus. The financial statements and financial highlights for the fiscal year ended August 31, 2009 have been audited by the independent registered public accounting firm Ernst & Young LLP, as stated in its report, which is incorporated herein by reference. The financial statements and financial highlights for the fiscal year ended August 31, 2009 have been incorporated herein by reference in reliance on their report given on their authority as experts in accounting and auditing.

The financial highlights of the Acquired Fund as of February 28, 2010 are included in Exhibit B to this proxy statement and prospectus.

AVAILABLE INFORMATION

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the Funds can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549, at the Northeast Regional Office (3 World Financial Center, New York, New York 10281) and at the Midwest Regional Office (175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60661). Copies of these materials can also be obtained by mail from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC’s Internet site at http://www.sec.gov.

EXHIBIT A —
FORM OF AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (“Agreement”) is made as of July 8, 2010, by and between The RBB Fund, Inc., a Maryland corporation (the “Company”), on behalf of its series, Robeco Boston Partners Mid Cap Value Fund (the “Acquired Fund”), and John Hancock Funds III, a Massachusetts business trust (the “Trust”), on behalf of its series John Hancock Disciplined Value Mid Cap Fund (the “Acquiring Fund” and together with the Acquired Fund, the “Funds” or individually, each a “Fund”).

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Sections 361(a) and Section 368(a)(1)(F) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision. The reorganization will consist of the transfer of all assets of the Acquired Fund attributable to each class of its shares in exchange for shares of the corresponding class of shares of the Acquiring Fund (the “Merger Shares”), and the assumption by the Acquiring Fund of all liabilities of the Acquired Fund and the distribution of the Merger Shares to the shareholders of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

Each of the Company and the Trust is duly organized and validly existing under, and in conformity with, the laws of jurisdiction of its organization, and has the power to own all of its assets and to carry out its obligations under this Agreement. Each of the Company and the Trust is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Company or the Trust, as the case may be. Each of the Company and the Trust is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and such registration has not been revoked or rescinded and is in full force and effect. The Acquired Fund and the Acquiring Fund are separate series of the Company and the Trust, respectively, duly established and designated in accordance with the applicable provisions of the Company’s Articles of Incorporation dated February 7, 1988, as amended and supplemented with respect to the Acquired Fund (the “Articles”), and the Trust’s Amended and Restated Declaration of Trust dated August 12, 2005 (the “Declaration”), respectively, and the 1940 Act.

The Company’s Board of Directors and the Trust’s Board of Trustees: (i) have adopted and approved this Agreement and the transactions hereby contemplated; and (ii) have determined that participation therein is in the best interests of their respective Funds and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization (as defined below).

All covenants and obligations of a Fund contained herein shall be deemed to be covenants and obligations of the Company or the Trust, as the case may be, acting on behalf of that Fund, and all rights and benefits created hereunder in favor of a Fund shall inure to, and shall be enforceable by, the Company or the Trust, as the case may be, acting on behalf of that Fund.

In order to consummate the reorganization contemplated by this Agreement (the “Reorganization”) and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, each party hereby agrees as follows:

1.    Representations and Warranties of the Acquiring Fund.

The Trust, on behalf of the Acquiring Fund, represents and warrants to, and agrees with, the Acquired Fund that:

(a)       The Acquiring Fund is a series of the Trust and, in conformity with the laws of The Commonwealth of Massachusetts, has the power to own all of its assets and to carry out its obligations under this Agreement. Each of the Trust and the Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b)       The Acquiring Fund was formed for the purpose of effecting the Reorganization, has not engaged in any business prior to the Reorganization, and does not own any assets.

(c)       The Acquiring Fund has no known liabilities of a material nature, contingent or otherwise. As of the Valuation Time (as defined in Section 3(e)), the Acquiring Fund will advise the Acquired Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

(d)       The Trust, on behalf of the Acquiring Fund, has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of the Trust’s Board, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms subject to approval by the Acquired Fund’s shareholders and subject to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or transfer or similar laws relating to or affecting the rights or remedies of creditors’ generally; a party’s obligations of good faith, fair dealing, diligence, reasonableness, or due notice; equitable rights, remedies, or defenses; indemnifications from or against liability; and court decisions with respect thereto.

(e)       There are no material legal, administrative or other proceedings pending or, to the knowledge of the Trust or the Acquiring Fund, threatened against the Trust or the Acquiring Fund which assert liability on the part of the Trust or the Acquiring Fund or which materially affect the financial condition of the Trust or the Acquiring Fund or the Trust’s or the Acquiring Fund’s ability to consummate the Reorganization. Neither the Trust nor the Acquiring Fund is charged with or, to the best of their knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of their business.

(f)       Neither the Trust nor the Acquiring Fund is obligated under any provision of the Declaration or the Trust’s By-laws dated June 5, 2005, as may be amended (the “Trust By-laws”), and neither is a party to any contract or other commitment or obligation, nor is subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Acquiring Fund and the Acquired Fund may mutually agree that the Acquiring Fund may take such necessary action to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(g)       There are no material contracts outstanding to which the Acquiring Fund is a party that have not been disclosed in the N-14 Registration Statement (as defined in sub-section (i) below) or that will not otherwise be disclosed to the Acquired Fund prior to the Valuation Time.

(h)       No consent, approval, authorization or order of any court or government authority is required for the consummation by the Acquiring Fund of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act, or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).

(i)       The registration statement on Form N-14 filed with the Securities and Exchange Commission (the “Commission”) by the Trust on behalf of the Acquiring Fund and relating to the Merger Shares issuable hereunder, and the proxy statement of the Acquired Fund relating to the meeting of the Acquired Fund’s shareholders referred to in Section 6(b) herein (together with the documents incorporated therein by reference, the “Proxy Statement/Prospectus”), and any supplement or amendment thereto or to the documents therein (as amended or supplemented, the “N-14 Registration Statement”), on the effective date of the N-14 Registration Statement, at the time of the shareholders’ meeting referred to in Section 6(b) of this Agreement and at the Closing Date, insofar as it relates to the Acquiring Fund:

(A)       did and will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; and

(B)       does not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this sub-section shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquired Fund for use in the N-14 Registration Statement.

(j)       All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Acquiring Fund. In regard to the statement that the outstanding shares will be nonassessable, it is noted that the Acquiring Fund is a “Massachusetts business trust” and under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Acquiring Fund. The Acquiring Fund does not have outstanding any security convertible into any of the Acquiring Fund shares, except that Class A shares of the Acquiring Fund acquired in exchange for Investor Class shares of the Acquired Fund may be exchanged for Class ADV shares or Class I shares of the Acquiring Fund in the manner and on the terms described in the N-14 Registration Statement.

(k)       The Merger Shares to be issued to the Acquired Fund pursuant to this Agreement have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued Class A and Class I shares of beneficial interest in the Acquiring Fund and will be fully paid and nonassessable by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof. In regard to the statement above that the Merger Shares will be nonassessable, it is noted that the Trust is a “Massachusetts business trust” and under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust.

(l)       At or prior to the Closing Date, the Merger Shares to be transferred to the Acquired Fund for distribution to the shareholders of the Acquired Fund on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of the Acquired Fund presently are qualified, and there will be a sufficient number of such shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

(m)       At or prior to the Closing Date, the Acquiring Fund will have obtained any and all regulatory, trustee and shareholder approvals necessary to issue the Merger Shares to the Acquired Fund.

2.    Representations and Warranties of the Acquired Fund.

The Company, on behalf of the Acquired Fund, represents and warrants to, and agrees with, the Acquiring Fund that:

(a)       The Acquired Fund is a series of the Company and, in conformity with the laws of the State of Maryland, has the power to own all of its assets and to carry out its obligations under this Agreement. Each of the Company and the Acquired Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b)       The Acquired Fund has elected to be, and has met the requirements of subchapter M of the Code for treatment as a “regulated investment company” (“RIC”) within the meaning of Section 851 of the Code at all times since its inception, and will continue to meet such requirements at all times through the Closing Date. The Acquired Fund has not at any time since its inception been liable for, and is not now liable for, and will not be liable for on the Closing Date, any material income or excise tax pursuant to Sections 852 or 4982 of the Code.

(c)       The Company, on behalf of the Acquired Fund, has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of the Company’s Board, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms subject to approval by the Acquired Fund’s shareholders and subject to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or transfer or similar laws relating to or affecting the rights or remedies of creditors’ generally; a party’s obligations of good faith, fair dealing, diligence, reasonableness, or due notice; equitable rights, remedies, or defenses; indemnifications from or against liability; and court decisions with respect thereto.

(d)       The Acquiring Fund has been furnished with: (i) the annual report of the Acquired Fund for the fiscal year ended August 31, 2009, and the audited financial statements appearing therein, having been audited by Ernst & Young LLP, independent registered public accounting firm, and (ii) the semi-annual report of the Acquired Fund for the six months ended February 28, 2010, which, in each case, fairly present the financial condition and result of operations of the Acquired Fund as of the date indicated, in conformity with accounting principles generally accepted in the United States applied on a consistent basis.

(e)       The Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those that are shown as belonging to it on its statement of assets and liabilities as of August 31, 2009, and those incurred in the ordinary course of business as an investment company since such date. As of the Valuation Time, the Acquired Fund will advise the Acquiring Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

(f)       There are no material legal, administrative or other proceedings pending or, to the knowledge of the Company or the Acquired Fund, threatened against the Company or the Acquired Fund that assert liability on the part of the Company or the Acquired Fund or which materially affect the financial condition of the Company or the Acquired Fund or the Company’s or the Acquired Fund’s ability to consummate the Reorganization. Neither the Company nor the Acquired Fund is charged with or, to the best of their knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of their business.

(g)       There are no material contracts outstanding to which the Acquired Fund is a party that have not been disclosed in the N-14 Registration Statement or that will not otherwise be disclosed to the Acquiring Fund prior to the Valuation Time.

(h)       Neither the Company nor the Acquired Fund is obligated under any provision of the Articles or the Company’s By-laws dated August 6, 1988, as may be amended (the “Company By-laws”), and neither is a party to any contract or other commitment or obligation, nor is subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Acquired Fund and the Acquiring Fund may mutually agree that the Acquired Fund may take such necessary action to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(i)       The Acquired Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Acquired Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquired Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(j)       As used in this Agreement, the term “Acquired Fund Investments” shall mean (i) the investments of the Acquired Fund shown on its schedule of investments as of the Valuation Time furnished to the Acquiring Fund; and (ii) all other assets owned by the Acquired Fund or liabilities incurred as of the Valuation Time. At the Valuation Time and the Closing Date, the Acquired Fund will have full right, power and authority to sell, assign, transfer and deliver the Acquired Fund Investments. At the Closing Date, subject only to the obligation to deliver the Acquired Fund Investments as contemplated by this Agreement, the Acquired Fund will have good and marketable title to all of the Acquired Fund Investments, and the Acquiring Fund will acquire all of the Acquired Fund Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Acquired Fund Investments or materially affect title thereto).

(k)       No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws.

(l)       The N-14 Registration Statement, on the effective date of the N-14 Registration Statement, at the time of the shareholders’ meeting referred to in Section 6(b) of this Agreement and at the Closing Date, insofar as it relates to the Acquired Fund:

(A)       did and will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and

(B)       does not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the

Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this sub-section shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the N-14 Registration Statement.

(m)       All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Acquired Fund (“Acquired Fund Shares”). The Acquired Fund does not have outstanding any security convertible into any of the Acquired Fund Shares, except that Class A shares of the Acquiring Fund acquired in exchange for Investor Class shares of the Acquired Fund may be exchanged for Class ADV shares or Class I shares of the Acquiring Fund in the manner and on the terms described in the N-14 Registration Statement;

(n)       All of the issued and outstanding shares of the Acquired Fund were offered for sale and sold in conformity with all applicable federal and state securities laws.

(o)       The books and records of the Acquired Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquired Fund.

(p)       The Acquired Fund will not sell or otherwise dispose of any of the Merger Shares to be received in the Reorganization, except in distribution to the shareholders of the Acquired Fund, as provided in Section 3 of this Agreement.

3.    The Reorganization.

(a)       Subject to the requisite approval of the shareholders of the Acquired Fund, and to the other terms and conditions contained herein, the Acquired Fund agrees to sell, convey, transfer and deliver to the Acquiring Fund, and the Acquiring Fund agrees to acquire from the Acquired Fund, on the Closing Date, all of the Acquired Fund Investments (including interest accrued as of the Valuation Time on debt instruments) and to assume all of the liabilities of the Acquired Fund, in exchange for that number of Merger Shares provided for in Section 4. Pursuant to this Agreement, as soon as practicable after the Closing Date, the Company will redeem its Acquired Fund Shares in exchange for all Merger Shares received by it and will distribute such Merger Shares to its shareholders. Such distributions shall be accomplished by the opening of shareholder accounts on the share ledger records of the Acquiring Fund in the amounts due the shareholders of the Acquired Fund based on their respective holdings in the Acquired Fund as of the Valuation Time.

(c)       The Acquired Fund will pay or cause to be paid to the Acquiring Fund any interest the Acquired Fund receives on or after the Closing Date with respect to any of the Acquired Fund Investments transferred to the Acquiring Fund hereunder.

(d)       The Valuation Time shall be 4:00 p.m., Eastern Time, on the Closing Date, or such earlier or later day and time as may be mutually agreed upon in writing (the “Valuation Time”).

(e)       Recourse for liabilities assumed from the Acquired Fund by the Acquiring Fund in the Reorganization will be limited to the assets acquired by the Acquiring Fund. The known liabilities of the Acquired Fund, as of the Valuation Time, shall be confirmed to the Acquiring Fund pursuant to Section 2(e) of this Agreement.

(f)       The Acquired Fund will cease operations and be terminated as a series of the Company following the Closing Date.

4.    Valuation.

(a)       On the Closing Date, the Acquiring Fund will deliver to the Acquired Fund a number of full and fractional Merger Shares having an aggregate net asset value equal, in the case of Class A and Class I shares of the Acquiring Fund, to the value of the assets of the Acquired Fund attributable to Investor Class shares and Institutional Class shares of the Acquired Fund, respectively, on such date less the value of the liabilities attributable to Investor Class shares and Institutional Class shares of the Acquired Fund assumed by the Acquiring Fund on that date, determined as hereinafter provided in this Section 4.

(b)       The net asset value of the Merger Shares to be delivered to the Acquired Fund, the value of the assets attributable to the Acquired Fund Shares, and the value of the liabilities of the Acquired Fund to be assumed by the Acquiring Fund, shall in each case be determined as of the Valuation Time.

(c)       The net asset value of the Merger Shares shall be computed in the manner set forth in the Acquiring Fund Prospectus. The value of the assets and liabilities of the Acquired Fund shall be determined by the Acquiring Fund, in cooperation with the Acquired Fund, pursuant to procedures which the Acquiring Fund would use in determining the fair market value of the Acquiring Fund’s assets and liabilities.

(d)       No adjustment shall be made in the net asset value of either the Acquired Fund or the Acquiring Fund to take into account differences in realized and unrealized gains and losses.

(e)       The Acquiring Fund shall issue the Merger Shares to the Acquired Fund. The Acquired Fund shall promptly distribute the Merger Shares to the shareholders of the Acquired Fund by establishing open accounts for each Acquired Fund shareholder on the share ledger records of the Acquiring Fund. Certificates representing Merger Shares will not be issued to Acquired Fund shareholders.

(f)       The Acquiring Fund shall assume all of the liabilities of the Acquired Fund, whether accrued or contingent, in connection with the acquisition of assets and subsequent liquidation and termination of the Acquired Fund or otherwise.

5.    Payment of Expenses.

(a)       Except as otherwise provided in this Section 5, John Hancock Investment Management Services, LLC, and Robeco Investment Management, Inc., by countersigning this Agreement, agree that they will bear any and all costs and expenses of the Reorganization incurred by the Acquiring Fund and the Acquired Fund; provided, however, that the Acquiring Fund and the Acquired Fund will each pay any brokerage commissions, dealer mark-ups and similar expenses (“Portfolio Expenses”) that it may incur in connection with the purchases or sale of portfolio securities; and provided, further, that, the Acquiring Fund will pay all governmental fees required in connection with the registration or qualification of the Merger Shares under applicable state and federal laws.

(b)       Notwithstanding any other provisions of this Agreement, if for any reason the Reorganization contemplated by this Agreement is not consummated, neither the Acquiring Fund nor the Acquired Fund shall be liable to the other for any damages resulting therefrom, including, without limitation, consequential damages, except as specifically set forth above.

(c)       Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of subchapter M of the Code.

6.    Covenants of the Acquired Fund and the Acquiring Fund.

The Acquired Fund and the Acquiring Fund hereby covenant and agree with the other as follows:

(a)       Each of the Acquired Fund and the Acquiring Fund will operate its business as presently conducted in the ordinary course of business between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

(b)       The Company, on behalf of the Acquired Fund, will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the Reorganization contemplated hereby.

(c)       In connection with the Acquired Fund shareholders’ meeting referred to in sub-section (b) above, the Acquiring Fund will prepare the Prospectus/Proxy Statement for such meeting, to be included in the N-14 Registration Statement, which the Trust, on behalf of the Acquiring Fund, will prepare and file for registration under the 1933 Act of the Merger Shares to be distributed to the Acquired Fund’s shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act. The Acquiring Fund will use its best efforts to provide for the N-14 Registration Statement to become effective as promptly as practicable. The Acquired Fund and the Acquiring Fund will cooperate fully with each other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement, as required by the 1933 Act, the 1934 Act, the 1940 Act and the rules and regulations thereunder and the state securities laws.

(d)       The information to be furnished by the Acquired Fund and the Acquiring Fund for use in the N-14 Registration Statement shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

(e)       The Trust, having filed a post-effective amendment to its Registration Statement on Form N-1A (the “Trust’s N-1A Registration Statement”) with the Commission registering the Acquiring Fund and its shares under the 1933 Act and 1940 Act, shall file any supplements and amendments as may be required. The Acquiring Fund shall use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and to register the Acquiring Fund’s shares with such state securities agencies as it may deem appropriate, in order to commence operations on the Closing Date.

(f)       The Company shall, on behalf of the Acquired Fund:

(A)       following the consummation of the Reorganization, terminate the Acquired Fund in accordance with the laws of the State of Maryland, the Articles and Company By-laws, the 1940 Act and any other applicable law,

(B)       not make any distributions of any Merger Shares other than to the respective Acquired Fund shareholders and without first paying or adequately providing for the payment of all of its respective liabilities not assumed by the Acquiring Fund, if any, and

(C)       on and after the Closing Date not conduct any business on behalf of the Acquired Fund except in connection with the termination of the Acquired Fund.

(g)       Each of the Acquired Fund and the Acquiring Fund agrees that by the Closing Date all of its federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes.

(h)       The Acquiring Fund agrees to report the Reorganization as a reorganization qualifying under Section 368(a)(1)(F) of the Code, with the Acquiring Fund as the successor to the Acquired Fund. Neither the Acquiring Fund nor the Acquired Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code or is inconsistent with the treatment of the Reorganization as a reorganization within the meaning of such Code section. At or prior to the Closing Date, the Company, the Trust, and the Funds will take such action, or cause such action to be taken, as is reasonably necessary to enable K&L Gates LLP, counsel to the Acquired Fund, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to K&L Gates).

(i)       In connection with the covenant in subsection (g) above, each of the Acquired Fund and Acquiring Fund will cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Acquiring Fund will retain for a period of nine (9) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Acquired Fund for such Acquired Fund’s taxable period first ending after the Closing Date and for all prior taxable periods.

(j)       Following the consummation of the Reorganization, the Acquiring Fund will continue its business as a diversified series of the Trust, an open-end management investment company registered under the 1940 Act.

7.    Closing Date.

(a)       Delivery of the assets of the Acquired Fund to be transferred, together with any other Acquired Fund Investments, assumption of the liabilities of the Acquired Fund to be assumed, and delivery of the Merger Shares to be issued as provided in this Agreement shall be made at such place and time as the Acquired Fund and Acquiring Fund shall mutually agree, as of the close of business on July 9, 2010 or at such other time and date agreed to by the Acquired Fund and the Acquiring Fund, the date and time upon which such delivery is to take place being referred to herein as the “Closing Date.”

(b)       To the extent that any Acquired Fund Investments, for any reason, are not transferable on the Closing Date, the Acquired Fund shall cause such Acquired Fund Investments to be transferred to the Acquiring Fund’s account with its custodian at the earliest practicable date thereafter.

(c)       The Acquired Fund will deliver to the Acquiring Fund on the Closing Date confirmation or other adequate evidence as to the tax basis of the Acquired Fund Investments delivered to the Acquiring Fund hereunder.

(d)       As soon as practicable after the close of business on the Closing Date, the Acquired Fund shall deliver to the Acquiring Fund a list of the names and addresses of all of the shareholders of record of the Acquired Fund on the Closing Date and the number of Acquired Fund Shares owned by each such shareholder, certified to the best of its knowledge and belief by the transfer agent for the Acquired Fund or by its President.

8.    Conditions of the Acquired Fund’s Obligations.

The obligations of the Acquired Fund hereunder shall be subject to the following conditions:

(a)       That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Company’s Board and that the Acquiring Fund shall have delivered to the Acquired Fund a copy of the resolutions approving this Agreement adopted by the Trust’s Board certified by its Secretary.

(b)       That the Acquiring Fund shall have furnished to the Acquired Fund a certificate signed by the Acquiring Fund’s President (or any Vice President) or its Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(c)       That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(d)       That the Acquired Fund shall have received the opinion, in form satisfactory to the Company, of K&L Gates LLP, counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Acquired Fund substantially in the form and to the effect that:

(A)       Both the Acquiring Fund and the Trust are duly formed and validly existing under the laws of The Commonwealth of Massachusetts;

(B)       the Acquiring Fund is a separate series of the Trust, an open-end, management investment company registered under the 1940 Act;

(C)       this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the Trust’s Board, and this Agreement has been duly executed and delivered by the Trust on behalf of the Acquiring Fund and (assuming this Agreement is a valid and binding obligation of the other party hereto) is a valid and binding obligation of the Acquiring Fund;

(D)       neither the execution or delivery by the Trust on behalf of the Acquiring Fund of this Agreement nor the consummation by the Acquiring Fund of the Reorganization contemplated hereby violates any provision of any statute or any published regulation or any judgment or order disclosed to counsel by the Acquiring Fund as being applicable to the Acquiring Fund;

(E)       the Merger Shares have been duly authorized and, upon issuance thereof in accordance with this Agreement, will be validly issued, fully paid and nonassessable, except to the extent shareholders could under certain circumstances, in accordance with Massachusetts law, be held personally liable for the obligations of the Acquiring Fund; and

(F)       to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Trust on behalf of the Acquiring Fund of this Agreement and the consummation of the Reorganization herein contemplated do not require, under the laws of The Commonwealth of Massachusetts or any state in which the Acquiring Fund is qualified to do business or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act or the rules and regulations thereunder). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing that may be required as a result of the involvement of other parties to this Agreement in the transactions herein contemplated because of their legal or regulatory status or because of any other facts specifically pertaining to them.

(e)       That the Acquired Fund shall have obtained an opinion, in form satisfactory to the Company, from K&L Gates dated as of the Closing Date, addressed to the Company, on behalf of the Acquired Fund, and based upon such representations of the parties as K&L Gates may reasonably request, that the consummation of the Reorganization set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.

(f)       That all proceedings taken by the Acquiring Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Company.

(g)       That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Trust or the Acquiring Fund, be contemplated by the Commission.

(h)       That the Trust’s N-1A Registration Statement shall have become effective under the 1933 Act, and that no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Trust or the Acquiring Fund, be contemplated by the Commission.

9.    Conditions of the Acquiring Fund’s Obligations.

The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:

(a)       That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Company’s Board and by the affirmative vote of the holders of a majority of the outstanding Acquired Fund Shares (as defined in the Articles); and the Acquired Fund shall have delivered to the Acquiring Fund a copy of the resolutions approving this Agreement adopted by the Company’s Board, and a certificate setting forth the vote of the holders of the Acquired Fund Shares obtained, each certified by such Board’s Secretary.

(b)       That the Acquired Fund shall have furnished to the Acquiring Fund a statement of its assets, liabilities and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on the Acquired Fund’s behalf by its President (or any Vice President) or its Treasurer, and a certificate signed by the Acquired Fund’s President (or any Vice President) or its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Acquired Fund since the date of the Acquired Fund’s most recent annual report or semiannual report, as applicable, other than changes in the Acquired Fund Investments since that date or changes in the market value of the Acquired Fund Investments.

(c)       That the Acquired Fund shall have furnished to the Acquiring Fund a certificate signed by the Acquired Fund’s President (or any Vice President) or its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquired Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and the Acquired Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

(d)       That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e)       That the Acquiring Fund shall have received the opinion, in form satisfactory to the Trust, of Drinker Biddle & Reath LLP, counsel for the Acquired Fund, dated as of the Closing Date, addressed to the Acquiring Fund, substantially in the form and to the effect that:

(A)       Both the Acquired Fund and the Company are duly formed and validly existing under the laws of the State of Maryland;

(B)       the Acquired Fund is a separate series of the Company, an open-end, management investment company registered under the 1940 Act;

(C)       this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the Company’s Board, and this Agreement has been duly executed and delivered by the Company on behalf of the Acquired Fund and (assuming this Agreement is a valid and binding obligation of the other party hereto) is a valid and binding obligation of the Acquired Fund;

(D)       neither the execution or delivery by the Company on behalf of the Acquired Fund of this Agreement nor the consummation by the Acquired Fund of the Reorganization contemplated hereby violates any provision of any statute, or any published regulation or any judgment or order disclosed to counsel by the Acquired Fund as being applicable to the Acquired Fund; and

(E)       to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Company, on behalf of the Acquired Fund, of the Agreement and the consummation of the Reorganization herein contemplated do not require, under the laws of state of Maryland or any state in which the Acquired Fund is qualified to do business, or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act or the rules and regulations thereunder). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing which may be required as a result of the involvement of other parties to this Agreement in the transactions herein contemplated because of their legal or regulatory status or because of any other facts specifically pertaining to them. Such opinion may rely on an opinion of Venable LLP to the extent set forth in such opinion, in which case, Drinker Biddle & Reath LLP shall provide copy of Venable LLP’s opinion to the Acquiring Fund.

(f)       That the Acquiring Fund shall have obtained an opinion from K&L Gates dated as of the Closing Date, addressed to the Trust, on behalf of the Acquiring Fund, and based upon such representations of the parties as K&L Gates may reasonably request, that the consummation of the Reorganization set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.

(g)       That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquired Fund, be contemplated by the Commission.

(h)       That the Trust’s N-1A Registration Statement shall have become effective under the 1933 Act, and that no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Trust or the Acquiring Fund, be contemplated by the Commission.

(i)       That the Acquired Fund’s custodian shall have delivered to the Acquiring Fund a certificate identifying all assets of the Acquired Fund held or maintained by such custodian as of the Valuation Time.

(j)       That all proceedings taken by the Acquired Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Trust.

10.    Termination, Postponement and Waivers.

(a)       Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the Acquired Fund) prior to the Closing Date, or the Closing Date may be postponed,

(A)       by consent of the Boards of the Company and the Trust, acting on behalf of their respective Funds;

(B)       by the Company’s Board, on behalf of the Acquired Fund, if any condition of the Acquired Fund’s obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board;

(C)       by the Trust’s Board, on behalf of the Acquiring Fund, if any condition of the Acquiring Fund’s obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board; or

(D)       by either party because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing.

(b)       If the Reorganization contemplated by this Agreement has not been consummated by July 9, 2011, this Agreement automatically shall terminate on that date, unless a later date is agreed to by the Boards of the Company and the Trust, acting on behalf of their respective Funds.

(c)       In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of the Acquired Fund, the Acquiring Fund or persons who are their directors, trustees, officers, agents or shareholders in respect of this Agreement.

(d)       At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board of the Company or the Trust, on behalf of whichever Fund is entitled to the benefit thereof, if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the respective Fund, on behalf of which such action is taken.

(e)       The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and the Acquired Fund and the Acquiring Fund, and the officers, directors, trustees, agents or shareholders of such Funds shall not have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, director, trustee, agent or shareholder of either the Acquired Fund or the Acquiring Fund against any liability to the entity for which that officer, director, trustee, agent or shareholder so acts or to its shareholders, to which that officer, director, trustee, agent or shareholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties in the conduct of such office.

(f)       If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions that are determined by action of the Boards of the Company and the Trust to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of the Acquired Fund unless such terms and conditions shall result in a change in the method of computing the number of Merger Shares to be issued to the Acquired Fund, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the shareholders of the Acquired Fund prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless the Acquired Fund promptly shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11.    Indemnification.

(a)       Each party (an “Indemnitor”) shall indemnify and hold the other and its officers, directors, trustees, agents and persons controlled by or controlling any of them (each an “Indemnified Party”) harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys’ fees) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the “Losses”) arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor, provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party’s: (i) willful misfeasance; (ii) bad faith; (iii) gross negligence; or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party’s position.

(b)       The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to Indemnitor within the earlier of ten (10) days of receipt of written notice to Indemnified Party or thirty (30) days from discovery by Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor. At any time after ten (10) days from the giving of such notice, Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from Indemnitor that Indemnitor intends, at Indemnitor’s sole cost and expense, to assume the defense of any such matter, in which case Indemnified Party shall have the right, at no cost or expense to Indemnitor, to participate in such defense. If Indemnitor does not assume the defense of such matter, and in any event until Indemnitor states in writing that it will assume the defense, Indemnitor shall pay all costs of Indemnified Party arising out of the defense until the defense is assumed; provided, however, that Indemnified Party shall consult with Indemnitor and obtain Indemnitor’s prior written consent to any payment or settlement of any such claim. Indemnitor shall keep Indemnified Party fully apprised at all times as to the status of the defense. If Indemnitor does not assume the defense, Indemnified Party shall keep Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, Indemnitor shall be subrogated to all rights of Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12.    Other Matters.

(a)       All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

(b)       All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Acquired Fund shall be addressed to Robeco Boston Partners Mid Cap Value Fund, c/o The RBB Fund, Inc., Bellevue Park Corporate Center, 301 Bellevue Parkway, Wilmington, Delaware 19809, Attention: President, or at such other address as the Acquired Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to John Hancock Disciplined Value Mid Cap Fund, c/o John Hancock Funds III, 601 Congress Street, Boston, Massachusetts 02210, Attention: General Counsel, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Acquired Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

(c)       This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts applicable to agreements made and to be performed in said state.

(d)       It is expressly agreed that the obligations of the Company, on behalf of the Acquired Fund, and the Trust, on behalf of the Acquiring Fund, hereunder shall not be binding upon any of its respective directors, trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the respective Fund’s property, as provided in the Articles or the Declaration, as the case may be. The execution and delivery of this Agreement has been authorized by the Board of the Company, on behalf of the Acquired Fund, and by the Board of the Trust, on behalf of the Acquiring Fund, and signed by authorized officers of each respective Fund, acting as such, and neither such authorization by such directors or trustees, nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Fund property on behalf of the relevant Fund as provided in the Articles or the Declaration, as the case may be.

(e)       This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

JOHN HANCOCK FUNDS III,
on behalf of its John Hancock Disciplined Value Mid Cap Fund

By:

Name:

Title:

Attest:

Name:

Title:

THE RBB FUND, INC.
on behalf of its Robeco Boston Partners Mid Cap Value Fund

By:

Name:

Title:

Attest:

Name:

Title:

Agreed and accepted as to Section 5 only:

JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC,
on behalf of itself and its affiliates

By:

Name:

Title:

ROBECO INVESTMENT MANAGEMENT, INC.,
on behalf of itself and its affiliates

By:

Name:

Title:

EXHIBIT B —
FINANCIAL HIGHLIGHTS OF THE ACQUIRED FUND

The table below sets forth certain financial information for the periods indicated, including per share information results for a single share of the Acquired Fund. The term “Total investment return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. The information for the fiscal years ended August 31, 2009, 2008 and 2007 has been derived from the Acquired Fund’s financial statements audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. This information should be read in conjunction with the Fund’s financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund’s annual report for the fiscal year ended August 31, 2009. The Fund’s annual report dated August 31, 2009 and unaudited semi-annual report dated February 28, 2010 are available free of charge upon request by writing to the Fund or by calling, toll-free: 1-888-261-4073, Monday through Friday, from 8:00 a.m. to 6:00 p.m. (Eastern Time). The information for periods prior to the fiscal year ended August 31, 2007 was audited by the Fund’s former independent registered public accounting firm.

Investor Class

	For the		For the		For the	For the	For the	For the
	Period		Year		Year	Year	Year	Year
	Ended		Ended		Ended	Ended	Ended	Ended
	February		August		August	August	August	August
	28, 2010†		31, 2009		31, 2008	31, 2007	31, 2006	31, 2005

Per Share Operating Performance
Net asset value, beginning of period	$8.10		$9.08		$11.16	$12.81	$13.80	$13.02

Net investment income/(loss)	0.02	*	0.07	*	0.06 *	0.02 *	(0.01)*	— (2)
Net realized and unrealized gain/(loss) on investments	0.95		(0.98	)(3)	(0.74)	2.39	0.87	3.13

Total from investment operations	0.97		(0.91)		(0.68)	2.41	0.86	3.13

Dividends and distributions to shareholders from:
Net investment income	(0.05)		(0.07)		(0.04)	—	—	—
Net realized gains	—		—	(2)	(1.36)	(4.06)	(1.85)	(2.35)

Total dividends and distributions to shareholders	(0.05)		(0.07)		(1.40)	(4.06)	(1.85)	(2.35)

Net asset value, end of period	$9.02		$8.10		$9.08	$11.16	$12.81	$13.80

Total investment return(1)	12.01%		(9.79	)%(3)	(6.62)%	21.02%	6.59%	25.47%

Ratios/Supplemental Data
Net assets, end of period (000)	$18,210		$13,916		$17,202	$12,778	$5,334	$4,462
Ratio of expenses to average net assets with waivers and reimbursements	1.25	%(4)	1.25%		1.25%	1.25%	1.25%	1.25%
Ratio of expenses to average net assets without waivers and expense reimbursements	1.63	%(4)	1.93%		1.73%	1.73%	1.70%	1.56%
Ratio of net investment income/(loss) to average net assets with waivers and reimbursements	0.40	%(4)	1.09%		0.55%	0.14%	(0.04)%	(0.22)%
Portfolio turnover rate	20%		58%		64%	89%	97%	74%

*	Calculated based on average shares outstanding for the period.
†	Unaudited for the period September 1, 2009 through February 28, 2010.
(1)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of the period.
(2)	Amount is less than $0.01 per share.
(3)	In 2009, Robeco fully reimbursed the Acquired Fund for a loss on a transaction not meeting the Fund’s investment guidelines, which otherwise would have reduced total return by 0.11% and net realized and unrealized gain/(loss) on investment by $0.01 per share.
(4)	Annualized.

B-1

Institutional Class

	For the		For the		For the	For the	For the	For the
	Period		Year		Year	Year	Year	Year
	Ended		Ended		Ended	Ended	Ended	Ended
	February		August		August	August	August	August
	28, 2010†		31, 2009		31, 2008	31, 2007	31, 2006	31, 2005

Per Share Operating Performance
Net asset value, beginning of period	$8.34		$9.35		$11.45	$13.05	$14.02	$13.16

Net investment income	0.03	*	0.09	*	0.08 *	0.05 *	0.04 *	— (2)
Net realized and unrealized gain/(loss) on investments	0.98		(1.01	)(3)	(0.76)	2.44	0.86	3.22

Total from investment operations	1.01		(0.92)		(0.68)	2.49	0.90	3.22

Dividends and distributions to shareholders from:
Net investment income	(0.07)		(0.09)		(0.06)	(0.03)	(0.02)	(0.01)
Net realized gains	—		—		(1.36)	(4.06)	(1.85)	(2.35)

Total dividends and distributions to shareholders	(0.07)		(0.09)		(1.42)	(4.09)	(1.87)	(2.36)

Net asset value, end of period	$9.28		$8.34		$9.35	$11.45	$13.05	$14.02

Total investment return(1)	12.11%		(9.50	)%(3)	(6.41)%	21.32%	6.82%	25.97%

Ratios/Supplemental Data
Net assets, end of period (000)	$55,282		$32,691		$35,056	$35,722	$27,538	$54,187
Ratio of expenses to average net assets with waivers and reimbursements	1.00	%(4)	1.00%		1.00%	1.00%	1.00%	1.00%
Ratio of expenses to average net assets without waivers and expense reimbursements	1.38	%(4)	1.69%		1.48%	1.48%	1.38%	1.31%
Ratio of net investment income to average net assets with waivers and reimbursements	0.63	%(4)	1.33%		0.80%	0.38%	0.28%	0.03%
Portfolio turnover rate	20%		58%		64%	89%	97%	74%

*	Calculated based on average shares outstanding for the period.
†	Unaudited for the period September 1, 2009 through February 28, 2010.
(1)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of the period.
(2)	Amount is less than $0.01 per share.
(3)	In 2009, Robeco fully reimbursed the Acquired Fund for a loss on a transaction not meeting the Fund’s investment guidelines, which otherwise would have reduced total return by 0.11% and net realized and unrealized gain/(loss) on investment by $0.01 per share.
(4)	Annualized.

B-2

STATEMENT OF ADDITIONAL INFORMATION
May 12, 2010

ROBECO BOSTON PARTNERS MID CAP VALUE FUND
(the “Acquired Fund,” a series of The RBB Fund, Inc.)

AND

JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND
(the “Acquiring Fund,” a series of John Hancock Funds III)

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the related combined Proxy Statement and Prospectus (also dated May 12, 2010). This SAI provides additional information about the Acquired and the Acquiring Funds (the “Funds”). The Acquired Fund is a series of The RBB Fund, Inc., a Maryland corporation (the “Company”), and the Acquiring Fund is a series of John Hancock Funds III, a Massachusetts business trust (the “Trust”). Please retain this SAI for further reference.

A copy of the Proxy Statement and Prospectus can be obtained free of charge by writing or telephoning:

PNC Global Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
1-888-261-4073

INTRODUCTION	2
EXHIBITS AND DOCUMENTS INCORPORATED BY REFERENCE	2
ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND	2
FUND HISTORY	2
DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS	2
MANAGEMENT OF THE FUND	2
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	2
INVESTMENT ADVISORY AND OTHER SERVICES	2
PORTFOLIO MANAGERS	2
BROKERAGE ALLOCATION AND OTHER PRACTICES	2
CAPITAL STOCK AND OTHER SECURITIES	3
PURCHASE, REDEMPTION AND PRICING OF SHARES	3
TAXATION OF THE FUND	3
UNDERWRITERS	3
FINANCIAL STATEMENTS	3
ADDITIONAL INFORMATION ABOUT THE ACQUIRED FUND	3
FUND HISTORY	3
DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS	3
MANAGEMENT OF THE FUND	3
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	3
INVESTMENT ADVISORY AND OTHER SERVICES	3
PORTFOLIO MANAGERS	3
BROKERAGE ALLOCATION AND OTHER PRACTICES	3
CAPITAL STOCK AND OTHER SECURITIES	4
PURCHASE, REDEMPTION AND PRICING OF SHARES	4
TAXATION OF THE FUND	4
UNDERWRITERS	4
FINANCIAL STATEMENTS	4
PRO FORMA FINANCIAL INFORMATION	4

1

INTRODUCTION

This SAI is intended to supplement the information provided in a combined Proxy Statement and Prospectus dated May 12, 2010 relating to the proposed reorganization of the Acquired Fund into the Acquiring Fund (the “Reorganization”) and in connection with the solicitation by the management of the Acquired Fund of proxies to be voted at the Special Meeting of Shareholders of the Acquired Fund to be held on July 7, 2010.

EXHIBITS AND DOCUMENTS INCORPORATED BY REFERENCE

The following documents are incorporated herein by reference. Shareholders will receive a copy of each document that is incorporated by reference upon any request to receive a copy of this SAI.

1.	The SAI dated December 31, 2009 of the Company (File Nos. 811-05518 and 33-20827) with respect to the Acquired Fund, as filed with the Securities and Exchange Commission (the “SEC”) on December 30, 2009 (Accession No. 0001193125-09-262027) (the “Company SAI”).

2.	The SAI dated April 30, 2010 of the Trust (File Nos. 811-21777 and 333-125838) with respect to the Acquiring Fund, as filed with the SEC on April 30, 2010 (Accession No. 0000950123-10-041443) (the “Trust SAI”).

3.	The Annual Report of the Company (File No. 811-05518) for the fiscal year ended August 31, 2009 with respect to the Acquired Fund, as filed with the SEC on November 6, 2009 (Accession No. 0000950123-09-059074).

4.	The Semi-Annual Report of the Company (File No. 811-05518) for the period ended February 28, 2010 with respect to the Acquired Fund, as filed with the SEC on April 30, 2010 (Accession No. 0000950123-10-041184).

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

FUND HISTORY

For additional information about the Acquiring Fund generally and its history, see “Organization of JHF III” in the Trust SAI.

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS

For additional information about the Acquiring Fund’s investment objectives, policies, risks and restrictions, see “Investment Policies,” “Additional Investment Policies,” “Risk Factors,” “Hedging and Other Strategic Transactions” and “Investment Restrictions” in the Trust SAI.

MANAGEMENT OF THE FUND

For additional information about the Trustees of Trust, see “Those Responsible for Management” in the Trust SAI.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

For additional information, see “Those Responsible for Management” in the Trust SAI.

INVESTMENT ADVISORY AND OTHER SERVICES

For additional information, see “Investment Advisory and Other Services,” “Transfer Agent Services,” “Custody of Portfolio” and “Independent Registered Public Accounting Firm” in the Trust SAI.

PORTFOLIO MANAGERS

For additional information, see “Additional Information about the Portfolio Managers” in the Trust SAI.

2

BROKERAGE ALLOCATION AND OTHER PRACTICES

For additional information about the Acquiring Fund’s brokerage allocation practices, see “Portfolio Brokerage” in the Trust SAI.

CAPITAL STOCK AND OTHER SECURITIES

For additional information about the voting rights and other characteristics of shares of beneficial interest of the Acquiring Fund, see “Description of the Fund’s Shares” in the Trust SAI.

PURCHASE, REDEMPTION AND PRICING OF SHARES

For additional information about purchase, redemption and pricing of shares of the Acquiring Fund, see “Net Asset Value,” “Initial Sales Charge on Class A Shares,” “Special Redemptions,” “Additional Services and Programs” and “Purchases and Redemptions through Third Parties” in the Trust SAI.

TAXATION OF THE FUND

For additional information about tax matters related to an investment in the Acquiring Fund, see “Tax Status” in the Trust SAI.

UNDERWRITERS

For additional information about the Acquiring Fund’s principal underwriter and distribution plans, see “Distribution Agreements” and “Sales Compensation” in the Trust SAI.

FINANCIAL STATEMENTS

Not applicable.

ADDITIONAL INFORMATION ABOUT THE ACQUIRED FUND

FUND HISTORY

For additional information about the Acquired Fund generally and its history, see “General Information” in the Company SAI.

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS

For additional information about the Acquired Fund’s investment objectives, policies, risks and restrictions, see “Investment Instruments and Policies” and “Investment Limitations” in the Company SAI.

MANAGEMENT OF THE FUND

For additional information about the Directors of the Company, see “Management of the Company” in the Company SAI.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

For additional information, see “Control Persons and Principal Holders of Securities” in the Company SAI.

INVESTMENT ADVISORY AND OTHER SERVICES

For additional information, see “Investment Advisory and Other Services” in the Company SAI.

PORTFOLIO MANAGERS

For additional information, see “Investment Advisory and Other Services” in the Company SAI.

3

BROKERAGE ALLOCATION AND OTHER PRACTICES

For additional information about the Acquired Fund’s brokerage allocation practices, see “Fund Transactions” in the Company SAI.

CAPITAL STOCK AND OTHER SECURITIES

For additional information about the voting rights and other characteristics of shares of beneficial interest of the Acquired Fund, see “Additional Information Concerning Company Shares” in the Company SAI.

PURCHASE, REDEMPTION AND PRICING OF SHARES

For additional information about purchase, redemption and pricing of shares of the Acquired Fund, see “Purchase and Redemption Information” in the Company SAI.

TAXATION OF THE FUND

For additional information about tax matters related to an investment in the Acquired Fund, see “Taxes” in the Company SAI.

UNDERWRITERS

For additional information about the Acquired Fund’s principal underwriter and distribution plans, see “Distribution Arrangements” in the Company SAI.

FINANCIAL STATEMENTS

For additional information, see the annual report of the Acquired Fund, as incorporated by reference in to the Company SAI and this SAI.

PRO FORMA FINANCIAL INFORMATION

The pro forma information provided herein should be read in conjunction with the annual report and semi-annual report of the Company with respect to the Acquired Fund dated August 31, 2009 and February 28, 2010, respectively, each of which is on file with the SEC and is available at no charge.

The unaudited pro forma information set forth below for the twelve-month period ended August 31, 2009 is intended to present ratios and supplemental data as if the merger of the Acquired Fund into the Acquiring Fund had been consummated at September 1, 2008. The merger is intended to consolidate the Acquired Fund with a similar fund.

The Acquired Fund is advised by Robeco Investment Management, Inc. (“Robeco”). The Acquiring Fund is advised by John Hancock Investment Management Services, LLC (“JHIMS”), and sub-advised by Robeco. The Acquired Fund is a diversified series of the Company and the Acquiring Fund is a diversified series of the Trust.

The purpose of the merger is to combine two funds with similar investment objectives. The combined fund offers economies of scale that may lead to lower shareholder expenses and greater growth potential.

The Acquired Fund offers two classes of shares: Investor Class shares and Institutional Class shares. Investor class shares of the Acquired Fund are subject to distribution and service (Rule 12b-1) fees equal to the annual rate of 0.25% of average daily net assets of Investor class shares. Institutional Class shares of the Acquired Fund are not subject to any distribution and service (Rule 12b-1) fees.

In connection with the Reorganization, Investor Class shareholders of the Acquired Fund will receive Class A shares of the Acquiring Fund and Institutional Class shareholders of the Acquired Fund will receive Class I shares of the Acquiring Fund. Class A shares of the Acquiring Fund are subject to distribution and service (Rule 12b-1) fees equal to the annual rate of 0.25% of the average daily net assets of Class A shares. After one year following the closing date of the Reorganization (the “Closing Date”), the Acquiring Fund’s Class A share Rule 12b-1 fee may increase to 0.30% with the approval of the Trust’s Board of Trustees. Class I shares of the Acquiring Fund are not subject to any distribution and service (Rule 12b-1) fees.

4

The net assets of the Acquired Fund as of March 31, 2010 amounted to approximately $131,427,609. Since the Acquiring Fund had no assets as of March 31, 2010, the net assets of the combined fund as of that date would have been approximately $131,427,609.

Each Fund pays its investment adviser management fees equal to an annual percentage of its average daily net assets. The Acquired Fund pays Robeco annual advisory management fees equal to 0.80% of the Acquired Fund’s average daily net assets. The Acquiring Fund will pay JHIMS annual advisory management fees equal to a percentage of the Acquiring Fund’s average daily net assets, as shown in the following table.

The advisory fee breakpoints for the Acquiring Fund are:

First $500 million of Net Assets	0.80%
Next $500 million of Net Assets	0.775%
Next $500 million of Net Assets	0.750%
Next $1 billion of Net Assets	0.725%
Over $2.5 billion of Net Assets	0.700%

JHIMS will pay subadvisory fees to Robeco from its own assets and not from the Acquiring Fund’s assets.

Robeco has agreed to limit the “Net annual operating expenses” of the Acquired Fund’s Investor Class and Institutional Class shares to 1.25% and 1.00%, respectively, of the average daily net assets of the relevant class, through December 31, 2011. JHIMS has agreed to limit the “Net annual operating expenses” of Class A shares of the Acquiring Fund to 1.25% for the first year after the Closing Date, and to limit such expenses for Class I and Class ADV shares of the Acquiring Fund to 1.00% and 1.25%, respectively, for the first two years after the Closing Date.

The following table identifies the various service providers to the Funds, other than each Fund’s investment adviser and, with respect to the Acquiring Fund, the subadviser. Each of these service providers has entered into an agreement with the Company or the Trust, as the case may be, that governs the provision of services to the Funds.

	Acquired Fund	Acquiring Fund
Distributor	PFPC Distributors, Inc.	John Hancock Funds, LLC
Transfer agent	PNC Global Investment Servicing (U.S.) Inc.	John Hancock Signature Services, Inc.
Custodian	PFPC Trust Company	State Street Bank & Trust Company
Independent registered public accounting firm	Ernst & Young LLP	PricewaterhouseCoopers LLP

On a pro forma basis, for the twelve months ended August 31, 2009, the proposed reorganization would have resulted in no change in management fees, and a decrease in other operating expenses (including custodian fees and audit fees) of approximately $36,014 for Class A and $86,210 for Class I, resulting in a decrease of approximately $0.02 per share for Class A, and a decrease of approximately $0.02 per share for Class I in the combined fund’s expense ratios.

No significant accounting policies will change as a result of the proposed reorganization, specifically, policies regarding valuation of portfolio securities or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended.

The merger is expected to be tax-free for federal income tax purposes. This means that no gain or loss will be recognized by the Acquired Fund or its shareholders as a result of the merger. The aggregate tax basis of the Acquiring Fund shares received by the shareholders of the Acquired Fund will be the same as the aggregate tax basis that the shareholders of the Acquired Fund had with respect to their shares of the Acquired Fund immediately before the merger. At August 31, 2009, the Acquired Fund had capital loss carry forwards of $2,550,027 that expire in 2017.

JHIMS and Robeco will pay the costs incurred in connection with entering into and carrying out the provisions of the Agreement and Plan of Reorganization, whether or not the reorganization occurs.

5